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[GRAPHIC]

                                  SunAmerica
                                      The Retirement Specialist








            INCOME FUNDS
               1999 Semiannual Report
                                        U.S. Government Securities Fund
                                         Federal Securities Fund
                                          Diversified Income Fund
                                           High Income Fund
                                            Tax Exempt Insured Fund

                                                                        [GRAPIC]

[LOGO OF SUNAMERICA]

SUNAMERICA INCOME FUNDS SEMIANNUAL REPORT

     From the SunAmerica Fixed Income Investment Team

     Michael Cheah

     Paul Kunz

     James T. McGrath

     John Risner

     Brian Wiese

     Dear Shareholders:

       Overall, the U.S. bond markets were impacted by a dramatic increase in interest rates, renewed fears of inflation, and a reversal in Federal Reserve Board policy during the six months ending September 30, 1999. But given what was clearly a disappointing period in absolute terms, we are pleased to report that all five of the SunAmerica Income Funds posted strong relative performance, either outperforming or closely tracking their respective Lipper category averages for the semiannual period.

     Market Review

       The U.S. economy remained vibrant and inflation remained benign. However, the Federal Reserve Board seemed concerned that strong retail sales and an extremely tight labor market could signal future inflation and adopted a policy bias toward higher rates at its May meeting.

       Fixed income yields increased as a result of rate hike expectations, consumer optimism, signs of global growth, and above-trend U.S. growth. As expected, the Fed raised the Fed Funds rate by a total of 0.50% in two subsequent moves on June 30 and August 24.

       U.S. Treasuries outperformed municipal, corporate, mortgage, and asset-backed bonds for the semiannual period. The high yield bond market outperformed U.S. Treasuries for the six months, although this sector did have a disappointing period within the semiannual period. Rising interest rates hurt this sector, as did a deluge of supply, as companies sought to borrow all they could during these months to avoid any potential Y2K problems at year end.

       International bond markets, like U.S. bonds, were generally lower in price during the semiannual period. This was primarily due to concerns of continued strong global growth, global inflation as reflected by significantly higher commodity prices, and either actual or anticipated interest rate hikes. Within the international sector, however, emerging market bonds as a whole performed well.

     Market Outlook

       Looking ahead, the main driver of the U.S. bond market is global growth. Economic momentum continues to build around the world, and we expect such global growth trends to accelerate in the months ahead. This brighter world economic picture should continue to fuel the sale of U.S. Treasuries by foreign investors. At the same time, we believe that shifts by foreign investors to comparatively less conservative asset classes should provide a lift to the corporate, mortgage, and asset-backed spread sectors.

       In the U.S., we expect inflation to remain moderate. The labor markets are very tight, which could increase wage pressures. However, we believe corporate restructuring and the accompanying job insecurity continue to dampen these pressures. Equally important, the Federal Reserve Board seems to believe that productivity continues to grow. In our opinion, any further tightening by the Fed in the months ahead would be limited at most.

       In short, we anticipate that fixed income yields may drift a bit higher over the near term, as Y2K and liquidity concerns arise, but over the longer term, we maintain our generally positive, if cautious, outlook for the U.S. fixed income markets. The U.S. Treasury market in particular may benefit from ongoing volatility in the equity markets, as investors seek the relative safety and stability of these government securities.

       With this backdrop, we are pleased to present you with a portfolio review for each of the SunAmerica Income Funds on the following pages.

     SunAmerica U.S. Government Securities Fund

     Performance

             In spite of its conservative nature relative to other U.S. government funds, SunAmerica U.S. Government Securities Fund performed well. The Fund's Class A returned -0.27% compared to -1.05% for its Lipper category, for the six months ending September 30, 1999. It is worth noting that for the three months since Michael Cheah became portfolio manager of the Fund in early June 1999, its Class A ranked #1 of all 184 peer funds in its category with a quarterly return of 1.10% compared to 0.34% for its Lipper average. (Returns do not reflect a sales charge.)

             The Fund's strong relative performance was primarily due to duration positioning, especially during the third calendar quarter when the Fund primarily maintained a neutral to shorter-than-benchmark duration while the Federal Reserve Board was in active tightening mode.

     Portfolio Review

             SunAmerica U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. Government or any of its agencies. Normally, the Fund invests its assets in such a way as to minimize the impact of interest rate volatility, and thus enhance the stability of its net asset value. The Fund is neither insured nor guaranteed by the U.S. Government.

             Both historically and for most of the semiannual period, your Fund has been structured with one-third of assets invested in premium mortgages, one-third in total return mortgages, and the remaining one-third in U.S. Treasuries. Mortgage yields rose dramatically from the end of March through early August, primarily due to a heavy sell-off in the corporate bond market. Mortgages underperformed U.S. Treasuries during this time and yield spreads between mortgages and Treasuries widened to levels not seen since the height of the Asian financial crisis one year prior. But then, from mid-August through the end of September, the yield spread between the two sectors narrowed, as supply of corporate bonds moderated. Mortgages outperformed Treasuries during these last six weeks of the semiannual period. Premium mortgages provided the Fund high current income with reduced market price volatility.

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     SunAmerica Federal Securities Fund

     Performance

             Lipper Analytics awarded the SunAmerica Federal Securities Fund its Performance Achievement Award (#1 ranking based on total return) for both 1997 and 1998. SunAmerica Federal Securities Fund continued this trend and performed well during this challenging period. The Fund's Class A returned -0.02% compared to -0.16% for its Lipper category, for the six months ending September 30, 1999. It is noteworthy that for the three months since Michael Cheah became portfolio manager of the Fund in early June 1999, its Class A ranked #2 of its 56 peers with a quarterly return of 1.19% compared to 0.78% for its Lipper average. Furthermore, the Fund ranked in the top 5% of its peers for the three-year period and in the top 6% of its peers for the five-year period ending September 30, 1999. (Returns do not reflect a sales charge.)

             The Fund benefited most during the semiannual period from active sector and duration positioning.

     Portfolio Review

             SunAmerica Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. Government and in mortgage-backed securities. What distinguishes this Fund from other funds in its category perhaps is our strategic focus on global factors and on Federal Reserve Board monetary policy as the primary basis for both our asset allocation and duration positioning decisions.

             Early in the third calendar quarter, while the Federal Reserve Board was in active tightening mode, the Fund moved from a neutral to shorter-than-benchmark duration. The Fund also increased its weighting in U.S. Treasuries and significantly underweighted its allocation to GNMAs in early July. This sector allocation benefited Fund performance when heavy front-loading of corporate bond supply dragged mortgage yields up and U.S. Treasuries outperformed.

             During the last six weeks of the semiannual period when mortgages outperformed Treasuries, we increased the Fund's weighting in GNMAs. As of September 30, 1999, the Fund was invested 65.8% in GNMAs. We believe that mortgages will likely continue to outperform U.S. Treasuries through the fourth calendar quarter of 1999, and so we intend to further increase the Fund's weighting in mortgage-backed securities in the near term.

     SunAmerica Diversified Income Fund

     Performance

             SunAmerica Diversified Income Fund significantly outperformed its category average for the semiannual period and ranked in the top 10% of its peers for both its six month and one year performance through September 30, 1999, according to Lipper Analytical Services. Diversified Income Class A returned 1.59% compared to - 0.53% for its Lipper category, for the six months ending September 30, 1999. (Neither return reflects a sales charge.)

             The Fund outperformed primarily due to its investments in emerging market bonds, which was the best performing fixed income sector. The gains from this sector more than offset the slight declines posted by the U.S. Government and high yield fixed income sectors. The Fund also benefited from its duration positioning within its U.S. government allocation. Given anticipated and then actual Federal Reserve Board interest rate hikes, we focused our U.S. government holdings on the three to five year maturity range, which is shorter than the benchmark. High yield bonds added incremental value to the Fund through the benefits of higher coupon income, providing a powerful advantage in a rising interest rate environment.

     Portfolio Review

             Overall, emerging markets staged a broad recovery from the sharp losses of the previous year, as global commodity prices, especially oil, troughed and Asia's economic recovery proved to be stronger than expected. Although Ecuador's eurobond default and Brazil's currency devaluation cast a cloud over the Latin American region, where the Fund is overweighted, this region's fixed income market performed well on better than expected news from Brazil and Mexico. The Fund remained underweighted in Asia, Eastern Europe, and Russia.

             Toward the end of the semiannual period, the emerging markets lost some ground and we sold some of the portfolio's emerging market holdings at their strengths. We then re-allocated these profits into intermediate U.S. Government securities, both to protect our gains and balance our exposures. U.S. Treasuries historically do well during periods of global uncertainty.

             The high yield market posted negative returns for the six months as a whole, as the positive effect of higher stock prices was drowned out by rising interest rates and a deluge of supply. Still, the high yield sector outperformed U.S. Treasuries for the semiannual period. Merger and acquisition activity in the media and telecommunications sectors, where the Fund is overweighted, was brisk, with several of the Fund's holdings involved in credit enhancing transactions.

             Going forward, we expect to evenly balance the portfolio's allocation amongst the three major components of the Fund, shifting to a structure of one-third of assets invested in emerging market foreign bonds, one-third in high yield bonds, and one-third in U.S. government bonds.

     Winners and Losers

             Among your Fund's winners were United Mexican States, one of the portfolio's largest holdings. Other strong performers included Bepensa, a Mexican food retail company; Multicanal Participacoes, a Brazilian cable company; and UIH Australia Pacific, an Australian cable and media company.

             The Fund's holdings in Central European Media, Paging Network Do Brazil and Tevecap (in the broadcasting and cable sectors), and Golden Ocean Group (in the shipping sector) were the worst performers over the period. We have sold Tevecap, and are currently evaluating the recovery potential in the others.

     SunAmerica High Income Fund

     Performance

             SunAmerica High Income Fund Class A posted a loss of -1.22% compared to a loss of -0.91% for its Lipper category, for the six months ending September 30, 1999. (Neither return reflects a sales charge.)

             The high yield market was impacted primarily by rising interest rates and by pricing inefficiencies inherent in supply and demand imbalances. Also affecting the high yield market as a whole was a default rate that continued to rise to a level of about 5%, the highest it had been since 1991. Two high profile defaults accounted for much of this spike, namely satellite companies Iridium and ICO Global, which combined had approximately $2 billion in debt outstanding. The Fund did not own either of these securities.

             The Fund benefited from its overweighted positions in the media and telecommunications and energy sectors and from its underweighted positions in the retailing, gaming, and healthcare sectors.

     Portfolio Review

             Given the rising interest rates and our anticipation of a rising default rate in the high yield market, we actively sought to upgrade the portfolio's quality over the semiannual period. In fact, we shifted a significant portion of the portfolio from B holdings to BB names. As of September 30, 1999, approximately 22% of the Fund's assets were rated in the BB range.

             We also maintained an overweighted position in the media and telecommunications sectors. These sectors were driven by brisk merger and acquisition activity. Your portfolio benefited from this through our holdings in Chancellor Media, Global Crossing, IXC Communications and Omnipoint, each of which was involved in a credit enhancing transaction. This sector further benefited from certain regulatory items that had been pending before Congress. The resolution of these matters was actually more favorable than our initial expectations. We continue to like these sectors and believe further gains lie ahead.

             Having brought the energy sector from an underweight to a neutral market weighting in the second half of the past fiscal year, we assumed a modest overweighting in the energy sector early in this semiannual period when oil prices were still comparatively low. As oil prices began to rise in the spring of 1999, this overweighting proved to be a good strategy.

             The cyclical sector improved its performance from last fiscal year to this semiannual period, as commodity prices increased. However, the steel, paper, and chemical issues that had previously moved primarily as a group did not do so during these six months. Thus, we focused on issue specific evaluation in these cyclicals.

             Throughout the semiannual period, we maintained underweightings in the gaming and retail sectors. We also remained underweighted in healthcare. Regulatory matters pending before Congress negatively impacted this sector, particularly in the long-term care segment. We stayed concentrated in such top-tier credits as Tenet Healthcare and Fresenius Medical Care Capital Trust, both BB credits.

             Looking ahead, some Y2K worries may temporarily dampen the high yield market in the fourth quarter of 1999, but we believe coupon income will remain attractive. While we can not point to any near term event that will ignite a significant rally in the high yield market, we believe the current oversold condition will be remedied by the first quarter of the year 2000. The default rate is not a major concern for the Fund's holdings, and thus we believe the high yield market continues to offer an attractive risk/reward profile for the patient investor.

             We intend to reduce the total number of names in the portfolio over the months ahead--while staying broadly diversified--to enhance both our focus and our ability to monitor company activity. We will continue to seek attractive values through proprietary, bottom-up credit research and analysis.

     Winners and Losers

             Many of the Fund's best performing holdings were in the cable, cellular, and telecommunications sectors. In addition to those involved in merger and acquisition activity as mentioned above, these high yield winners included Rhythms Netconnections, which specializes in digital subscriber lines (DSLs), and Nextel Communications, a wireless telecommunications company.

             We sold Jitney Jungle Stores America at a modest loss, as this southeastern supermarket chain came under competitive pressures it could not bear. But certain other poor performers we still hold, including Golden Ocean Group, a shipping company whose tanker rates did not achieve our targets, and Central European Media, an eastern European television company impacted by regional politics more than by business fundamentals.

     SunAmerica Tax Exempt Insured Fund

     Performance
             During a challenging period for municipal securities, SunAmerica Tax Exempt Insured Fund performed well--especially given its conservative management strategy and greater focus on insured municipal bonds relative to other municipal debt funds. The Fund's Class A returned -3.11% compared to -3.90% for its Lipper category, for the six months ending September 30, 1999. (Neither return reflects a sales charge.)

             Municipal bonds are traditionally less volatile than other fixed income sectors primarily because of their domestic investor base. But during the third quarter of 1999, a lack of institutional buying brought municipal yields to their lowest levels relative to Treasuries in 12 months. Even though supply of municipal paper year-to-date is down nearly 21% versus the same time period in 1998, investors have sought higher absolute yields elsewhere. With the Federal Reserve Board tightening monetary policy twice during the third calendar quarter, the municipal market underperformed U.S. Treasuries due to these combined factors.

     Portfolio Review
             Over the semiannual period, we shortened the Fund's average duration based on ongoing strength in the U.S. economy and the Federal Reserve Board's bias toward raising interest rates. This more defensive strategy proved to be a prudent one, as longer-duration municipal bonds suffered most in this environment. The average duration of the Fund at September 30, 1999 was 7.7 years.

             We concentrated over the period on issues from Illinois and Texas, which offered the highest yielding issues at the most attractively priced levels. Conversely, we continued to avoid California and Connecticut, where low supply resulted in high prices. We reduced our holdings in New York and Massachusetts in favor of issues from Georgia and Florida, currently considered the highest quality securities available.

             Fund performance was positively impacted by its holdings in pre-refunded bonds and its underweighted position in healthcare credits, the latter of which came under pressure as talk of reforming reimbursement payments heated up heading into an election year. We reduced the Fund's allocation to water, sewer, and other essential service issues based on several specific opportunities to sell bonds at healthy profits. This also fits into our defensive positioning for the portfolio overall.

             Your Fund's overall credit quality remained high, with more than 89% of assets in "Aaa"-rated bonds or in bonds backed by publicly held municipal insurers such as American Municipal Bond Assurance Corp., Financial Guaranty Insurance Company and Municipal Bond Investors Assurance Corp. Such insurance minimizes volatility relative to uninsured municipal bonds. The Fund was diversified among 28 states plus Puerto Rico at the end of the semiannual period.

             In the months ahead, we intend to stay short to the Index in terms of average duration. We also anticipate increasing the Fund's allocation to credits in both the housing and healthcare sectors. In the housing sector, we are seeking the higher yields and lower volatility traditionally provided by these shorter duration bonds. In the healthcare sector, we anticipate certain supply to soon be available at attractively priced levels. Reflecting both our ongoing defensive posture and our intention to maintain a high degree of liquidity at the end of the year, we will likely increase our cash position as well.

     Winners and Losers
             The Financial Guaranty Insurance Company-insured New Orleans bonds the Fund bought during the semiannual period performed particularly well. So, too, did the Fund's Nevada Housing Division holdings.

             We are pleased to say that your Fund was not subject to many poorly performing municipal issues. However, we continued to hold Massachusetts Bay Transit Authorities, a long-term discount bond that declined with the market.

     If you would like additional information:

           [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

           [_] Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                                 SunAmerica Mutual Funds
                          thanks you for your continued support.

SUNAMERICA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES -- September 30, 1999 (unaudited)

                          U.S. Government     Federal     Diversified      High      Tax Exempt
                          Securities Fund Securities Fund Income Fund  Income Fund  Insured Fund
                          --------------- --------------- ------------ ------------ ------------
ASSETS
Investment securities,
 at value (identified
 cost $243,115,237;
 $77,641,451;
 $65,516,453;
 $186,426,415 and
 $85,290,934,
 respectively)..........   $238,050,465     $76,849,264   $ 54,215,350 $162,411,143 $88,014,946
Short-term securities,
 at value (identified
 cost $144,218; $0;
 $2,000,000; $0 and
 $3,280,000,
 respectively)..........        142,414             --       2,009,884          --    3,280,000
Repurchase agreements
 (cost equals market)...     11,819,000       1,793,000      3,506,000    1,294,000         --
Cash....................          7,450             609            807       13,094      36,488
Receivable for
 investments sold.......      9,081,080       9,152,592            --     6,489,515         --
Interest and dividends
 receivable.............      2,097,205         452,806      1,483,118    4,144,237   1,566,705
Receivable for shares of
 beneficial interest
 sold...................         33,845         628,509         18,776      527,463     116,768
Prepaid expenses........         25,662          32,237          6,531        8,156      22,906
Receivable due from
 adviser................          1,640           1,174          1,103        1,622       1,075
                           ------------     -----------   ------------ ------------ -----------
 Total assets...........    261,258,761      88,910,191     61,241,569  174,889,230  93,038,888
                           ------------     -----------   ------------ ------------ -----------
LIABILITIES:
Payable for investments
 purchased..............     18,178,487      22,193,541      1,941,289    8,597,561         --
Payable for shares of
 beneficial interest
 redeemed...............        489,313          26,676         42,593      442,936     108,566
Dividends payable.......        475,565         127,105        251,790      753,108     167,502
Accrued expenses........        249,120          57,827         66,527      125,644      76,186
Investment advisory and
 management fees
 payable................        147,229          27,076         31,550      103,066      38,188
Distribution and service
 maintenance fees
 payable................        115,990          32,255         32,889      104,309      37,045
                           ------------     -----------   ------------ ------------ -----------
 Total liabilities......     19,655,704      22,464,480      2,366,638   10,126,624     427,487
                           ------------     -----------   ------------ ------------ -----------
  Net assets............   $241,603,057     $66,445,711   $ 58,874,931 $164,762,606 $92,611,401
                           ============     ===========   ============ ============ ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    286,868     $    63,624   $    157,732 $    263,634 $    74,693
Paid-in capital.........    273,875,986      68,256,021     99,136,258  222,026,992  92,123,126
                           ------------     -----------   ------------ ------------ -----------
                            274,162,854      68,319,645     99,293,990  222,290,626  92,197,819
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income......        636,567         (3,691)        278,796      434,617      22,528
Accumulated net realized
 loss on investments,
 futures, options and
 foreign currency.......   (28,129,788)     (1,078,056)   (29,406,636) (33,947,365) (2,332,958)
Net unrealized
 appreciation
 (depreciation) on
 investments............    (5,066,576)       (792,187)   (11,291,219) (24,015,272)   2,724,012
                           ------------     -----------   ------------ ------------ -----------
  Net assets............   $241,603,057     $66,445,711   $ 58,874,931 $164,762,606 $92,611,401
                           ============     ===========   ============ ============ ===========
Class A (unlimited
 shares authorized):
 Net assets.............   $156,825,765     $40,746,656   $ 29,789,629 $ 61,292,071 $73,352,944
 Shares of beneficial
  interest issued and
  outstanding...........     18,621,646       3,905,934      7,989,257    9,814,779   5,916,332
 Net asset value and
  redemption price per
  share.................   $       8.42     $     10.43   $       3.73 $       6.24 $     12.40
 Maximum sales charge
  (4.75% of offering
  price)................           0.42            0.52           0.19         0.31        0.62
                           ------------     -----------   ------------ ------------ -----------
 Maximum offering price
  to public.............   $       8.84     $     10.95   $       3.92 $       6.55 $     13.02
                           ============     ===========   ============ ============ ===========
Class B (unlimited
 shares authorized):
 Net assets.............   $ 82,319,754     $25,046,758   $ 28,788,826 $ 90,247,443 $18,956,793
 Shares of beneficial
  interest issued and
  outstanding...........      9,773,249       2,394,129      7,704,620   14,437,043   1,528,589
 Net asset value,
  offering and
  redemption price per
  share.................   $       8.42     $     10.46   $       3.74 $       6.25 $     12.40
                           ============     ===========   ============ ============ ===========
Class II (unlimited
 shares authorized):
 Net assets.............   $  2,457,538     $   652,297   $    296,476 $ 13,223,092 $   301,664
 Shares of beneficial
  interest issued and
  outstanding...........        291,868          62,293         79,347    2,111,624      24,330
 Net asset value and
  redemption price per
  share.................   $       8.42     $     10.47   $       3.74 $       6.26 $     12.40
 Maximum sales charge
  (1.00% of offering
  price)................           0.09            0.11           0.04         0.06        0.13
                           ------------     -----------   ------------ ------------ -----------
 Maximum offering price
  to public.............   $       8.51     $     10.58   $       3.78 $       6.32 $     12.53
                           ============     ===========   ============ ============ ===========
See Notes to Financial
 Statements

SUNAMERICA INCOME FUND
STATEMENT OF OPERATIONS -- For the six months ended September 30, 1999
(unaudited)

                            U.S. Government     Federal     Diversified      High       Tax Exempt
                            Securities Fund Securities Fund Income Fund  Income Fund   Insured Fund
                            --------------- --------------- -----------  ------------  ------------
INVESTMENT INCOME:
Income:
  Interest................    $ 8,262,772     $ 2,060,835   $ 3,839,985  $ 11,023,433  $ 2,729,504
  Dividends...............            --              --          5,063       126,656          --
                              -----------     -----------   -----------  ------------  -----------
    Total Investment
     Income...............      8,262,772       2,060,835     3,845,048    11,150,089    2,729,504
                              -----------     -----------   -----------  ------------  -----------
Expenses:
  Investment advisory and
   management fees........        888,687         162,101       202,153       711,554      243,936
  Distribution and service
   maintenance fees--Class
   A......................        251,271          66,596        50,849       116,041      135,345
  Distribution and service
   maintenance fees--Class
   B......................        471,628         127,313       164,853       556,918      100,467
  Distribution and service
   maintenance fees--Class
   II.....................          3,077             969           872        60,754          705
  Transfer agent fees and
   expenses--Class A......        190,646          51,560        39,938        85,850      106,487
  Transfer agent fees and
   expenses--Class B......        129,807          33,910        47,244       139,931       24,946
  Transfer agent fees and
   expenses--Class II.....          1,366             524           432        15,845          367
  Custodian fees and
   expenses...............        140,053          43,445        33,010        59,331       35,204
  Printing expense........         15,495           4,625         4,725         9,805        3,535
  Audit and tax consulting
   fees...................         12,475          12,360        12,475        12,475       12,475
  Legal fees and expenses.         11,890           4,965         5,400         6,845        5,960
  Trustees' fees and
   expenses...............          9,956           2,542         2,869         7,514        3,794
  Registration fees--Class
   A......................          9,870           6,640         5,247         7,140        7,129
  Registration fees--Class
   B......................          7,943           5,747         5,602        11,138        5,349
  Registration fees--Class
   II.....................          4,346           3,852         3,824         5,342        3,781
  Insurance expense.......          3,013             365           736         1,004        4,111
  Interest expense........            --              --            --         32,542          --
  Miscellaneous expenses..          1,438             279           362           440          546
                              -----------     -----------   -----------  ------------  -----------
    Total expenses before
     reimbursements and
     custody credits......      2,152,961         527,793       580,591     1,840,469      694,137
    Expenses reimbursed by
     investment adviser...         (4,784)         (4,008)       (3,989)       (8,250)      (3,925)
    Custody credits earned
     on cash balances.....           (238)           (900)       (1,045)       (3,901)      (1,189)
                              -----------     -----------   -----------  ------------  -----------
    Net expenses..........      2,147,939         522,885       575,557     1,828,318      689,023
                              -----------     -----------   -----------  ------------  -----------
Net investment income.....      6,114,833       1,537,950     3,269,491     9,321,771    2,040,481
                              -----------     -----------   -----------  ------------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized loss on
 investments..............     (4,949,497)       (909,662)   (1,845,579)   (3,815,504)    (610,403)
Net change in unrealized
 appreciation/depreciation
 on investments...........     (2,140,359)       (727,675)     (557,785)   (7,512,926)  (4,581,353)
                              -----------     -----------   -----------  ------------  -----------
Net realized and
 unrealized loss on
 investments..............     (7,089,856)     (1,637,337)   (2,403,364)  (11,328,430)  (5,191,756)
                              -----------     -----------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $  (975,023)    $   (99,387)  $   866,127  $ (2,006,659) $(3,151,275)
                              ===========     ===========   ===========  ============  ===========

See Notes to Financial Statements

SUNAMERICA INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS



                            U.S. Government Securities Fund      Federal Securities Fund      Diversified Income Fund
                            ---------------------------------  ---------------------------  ---------------------------
                             For the period                    For the period               For the period
                                 ended         For the year        ended      For the year      ended      For the year
                             September 30,        ended        September 30,     ended      September 30,     ended
                                  1999          March 31,           1999       March 31,         1999       March 31,
                              (unaudited)          1999         (unaudited)       1999       (unaudited)       1999
                            ----------------  ---------------  -------------- ------------  -------------- ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....   $     6,114,833  $    14,868,327   $ 1,537,950   $ 2,674,252    $ 3,269,491   $ 7,184,379
 Net realized gain (loss)
  on investments..........        (4,949,497)       4,318,917      (909,662)    1,258,473     (1,845,579)   (2,844,122)
 Net realized gain on
  futures contracts.......               --           422,416           --         17,386            --            --
 Net change in unrealized
  appreciation/depreciation
  on investments..........        (2,140,359)      (6,697,395)     (727,675)     (914,255)      (557,785)  (12,524,107)
 Net change in unrealized
  appreciation/depreciation
  on futures contracts....               --           (76,457)          --            --             --            --
                             ---------------  ---------------   -----------   -----------    -----------   -----------
Net increase (decrease) in
 net assets resulting from
 operations...............          (975,023)      12,835,808       (99,387)    3,035,856        866,127    (8,183,850)
                             ---------------  ---------------   -----------   -----------    -----------   -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........        (3,494,311)      (5,261,257)     (898,048)   (1,555,972)    (1,461,398)   (2,584,052)
 From net investment
  income (Class B)........        (1,985,445)      (7,317,082)     (517,386)     (879,578)    (1,550,028)   (4,763,126)
 From net investment
  income (Class II).......           (12,752)             --         (3,878)          --          (8,216)          --
 From net realized gain on
  investments
  (Class A)...............               --               --            --     (1,486,651)           --            --
 From net realized gain on
  investments
  (Class B)...............               --               --            --     (1,023,323)           --            --
 From net realized gain on
  investments
  (Class II)..............               --               --            --            --             --            --
                             ---------------  ---------------   -----------   -----------    -----------   -----------
Total dividends and
 distributions to
 shareholders.............        (5,492,508)     (12,578,339)   (1,419,312)   (4,945,524)    (3,019,642)   (7,347,178)
                             ---------------  ---------------   -----------   -----------    -----------   -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....        (1,184,674)     (56,448,149)    6,094,428    13,315,452     (4,070,881)   (8,283,638)
                             ---------------  ---------------   -----------   -----------    -----------   -----------
Total increase (decrease)
 in net assets............        (7,652,205)     (56,190,680)    4,575,729    11,405,784     (6,224,396)  (23,814,666)
NET ASSETS:
 Beginning of period......       249,255,262      305,445,942    61,869,982    50,464,198     65,099,327    88,913,993
                             ---------------  ---------------   -----------   -----------    -----------   -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  1999 and March 31, 1999
  of $636,567, $14,242,
  $(3,691), $(122,329),
  $278,796 and $28,947,
  respectively]...........   $   241,603,057  $   249,255,262   $66,445,711   $61,869,982    $58,874,931   $65,099,327
                             ===============  ===============   ===========   ===========    ===========   ===========

See Notes to Financial Statements

SUNAMERICA INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS -- (continued)



                                 High Income Fund          Tax Exempt Insured Fund
                            ---------------------------  ---------------------------
                            For the period               For the period
                                ended      For the year      ended      For the year
                            September 30,     ended      September 30,     ended
                                 1999       March 31,         1999       March 31,
                             (unaudited)       1999       (unaudited)       1999
                            -------------- ------------  -------------- ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....   $  9,321,771  $ 16,516,336   $ 2,040,481   $  4,375,248
 Net realized gain (loss)
  on investments..........     (3,815,504)   (8,903,159)     (610,403)     1,631,528
 Net realized loss on
  futures contracts.......            --            --            --         (15,097)
 Net change in unrealized
  appreciation/depreciation
  on investments..........     (7,512,926)  (16,556,387)   (4,581,353)    (1,407,777)
                             ------------  ------------   -----------   ------------
Net increase (decrease) in
 net assets resulting from
 operations...............     (2,006,659)   (8,943,210)   (3,151,275)     4,583,902
                             ------------  ------------   -----------   ------------
Dividends to shareholders:
 From net investment
  income (Class A)........     (3,243,486)   (5,956,938)   (1,631,490)    (3,512,446)
 From net investment
  income (Class B)........     (5,077,234)  (10,524,742)     (357,768)      (778,374)
 From net investment
  income (Class II).......       (560,058)     (480,913)       (2,516)           --
                             ------------  ------------   -----------   ------------
Total dividends to
 shareholders.............     (8,880,778)  (16,962,593)   (1,991,774)    (4,290,820)
                             ------------  ------------   -----------   ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....    (28,589,573)   47,595,068    (4,612,084)    (9,323,157)
                             ------------  ------------   -----------   ------------
Total increase (decrease)
 in net assets............    (39,477,010)   21,689,265    (9,755,133)    (9,030,075)
NET ASSETS:
 Beginning of period......    204,239,616   182,550,351   102,366,534    111,396,609
                             ------------  ------------   -----------   ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  1999 and March 31, 1999
  of $434,617, $(6,376),
  $22,528 and $(26,179),
  respectively]...........   $164,762,606  $204,239,616   $92,611,401   $102,366,534
                             ============  ============   ===========   ============


See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                         Net gain                                                    Ratio of
                                        (loss) on                           Net               Net    expenses      Ratio of net
                 Net Asset             investments              Dividends  Asset             Assets     to          investment
                  Value,      Net     (both realized Total from  from net  Value,            end of  average        income to
                 beginning investment      and       investment investment end of   Total    period    net         average net
  Period Ended   of period income(1)   unrealized)   operations   income   period Return(2) (000's)   assets          assets
---------------- --------- ---------- -------------- ---------- ---------- ------ --------- -------- --------      ------------
                                                                  Class A
                                                                  -------
3/31/95.........   $8.39     $0.61        $(0.30)      $0.31      $(0.47)  $8.23     3.89%  $ 73,399   1.46%(5)        7.50%(5)
3/31/96.........    8.23      0.62          0.16        0.78       (0.51)   8.50     9.62    125,504   1.44(5)         7.11(5)
3/31/97.........    8.50      0.59         (0.26)       0.33       (0.48)   8.35     3.98    113,171   1.54(5)         7.01(5)
3/31/98.........    8.35      0.58          0.21        0.79       (0.48)   8.66     9.62     97,496   1.63            6.73
3/31/99.........    8.66      0.49         (0.07)       0.42       (0.43)   8.65     4.91    135,734   1.50            5.72
9/30/99(6)......    8.65      0.23         (0.25)      (0.02)      (0.21)   8.42    (0.27)   156,826   1.54(4)         5.38(4)
                                                                  Class B
                                                                  -------
3/31/95.........   $8.39     $0.56        $(0.30)      $0.26      $(0.41)  $8.24     3.25%  $594,779   2.15%(5)        6.80%(5)
3/31/96.........    8.24      0.55          0.17        0.72       (0.45)   8.51     8.87    428,772   2.13            6.46
3/31/97.........    8.51      0.54         (0.26)       0.28       (0.43)   8.36     3.31    289,040   2.18            6.36
3/31/98.........    8.36      0.52          0.20        0.72       (0.42)   8.66     8.80    207,950   2.26            6.11
3/31/99.........    8.66      0.45         (0.09)       0.36       (0.37)   8.65     4.25    113,521   2.15            5.10
9/30/99(6)......    8.65      0.20         (0.25)      (0.05)      (0.18)   8.42    (0.59)    82,320   2.20(4)         4.74(4)
                                                                  Class II
                                                                  --------
6/01/99-
 9/30/99(3)(6)..   $8.49     $0.12        $(0.09)      $0.03      $(0.10)  $8.42     0.37%  $  2,458   2.20%(4)(5)     4.52%(4)(5)
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
       Class A
       -------
3/31/95.........    105%
3/31/96.........    142
3/31/97.........    148
3/31/98.........    229
3/31/99.........    291
9/30/99(6)......    193

       Class B
       -------
3/31/95.........    105%
3/31/96.........    142
3/31/97.........    148
3/31/98.........    229
3/31/99.........    291
9/30/99(6)......    193

       Class II
       --------
6/01/99-
 9/30/99(3)(6)..    193%

--------------------------------------------------------------------------------

FEDERAL SECURITIES FUND
-----------------------
                                        Net  gain
                                        (loss)  on                         Distri-            Net               Net
                 Net Asset             investments              Dividends  butions           Asset            Assets
                  Value,      Net     (both realized Total from  from net   from     Total   Value,           end of
                 beginning investment      and       investment investment capital  distri-  end of   Total   period
  Period Ended   of period income(1)   unrealized)   operations   income    gains   butions  period Return(2) (000's)
  ------------   --------- ---------- -------------- ---------- ---------- -------  -------  ------ --------- -------
                                                                      Class A
                                                                      -------
3/31/95.........  $10.22     $0.60        $(0.20)      $0.40      $(0.64)  $   --   $(0.64)  $ 9.98    4.18%  $ 6,259
3/31/96.........    9.98      0.68          0.40        1.08       (0.63)      --    (0.63)   10.43   10.94    40,278
3/31/97.........   10.43      0.65         (0.10)       0.55       (0.59)      --    (0.59)   10.39    5.40    30,509
3/31/98.........   10.39      0.62          0.63        1.25       (0.59)   (0.02)   (0.61)   11.03   12.29    31,628
3/31/99.........   11.03      0.57          0.11        0.68       (0.53)   (0.50)   (1.03)   10.68    6.21    35,809
9/30/99(6)......   10.68      0.26         (0.26)         --       (0.25)      --    (0.25)   10.43   (0.02)   40,747
                                                                      Class B
                                                                      -------
3/31/95.........  $10.22     $0.63        $(0.26)      $0.37      $(0.58)  $   --   $(0.58)  $10.01    3.81%  $65,631
3/31/96.........   10.01      0.56          0.44        1.00       (0.56)      --    (0.56)   10.45   10.13    26,165
3/31/97.........   10.45      0.57         (0.08)       0.49       (0.52)      --    (0.52)   10.42    4.82    18,929
3/31/98.........   10.42      0.55          0.63        1.18       (0.52)   (0.02)   (0.54)   11.06   11.54    18,837
3/31/99.........   11.06      0.50          0.12        0.62       (0.46)   (0.50)   (0.96)   10.72    5.63    26,061
9/30/99(6)......   10.72      0.23         (0.28)      (0.05)      (0.21)      --    (0.21)   10.46   (0.43)   25,047
                                                                     Class II
                                                                     --------
6/01/99-
9/30/99(3)(6)...  $10.52     $0.13        $(0.06)      $0.07      $(0.12)  $   --   $(0.12)  $10.47    0.66%  $   652
FEDERAL SECURITIES FUND
-----------------------
                 Ratio of
                 expenses      Ratio of net
                    to          investment
                 average        income to
                   net         average net     Portfolio
  Period Ended    assets          assets       Turnover
  ------------   ------------- --------------- ---------
                        Class A
                        -------
3/31/95.........   1.40%(5)        6.90%(5)       267%
3/31/96.........   1.37            6.12           311
3/31/97.........   1.41            6.11           426
3/31/98.........   1.47            5.75           529
3/31/99.........   1.41            5.19           456
9/30/99(6)......   1.38  (4)       5.09  (4)      276
                        Class B
                        -------
3/31/95.........   2.03%           6.33%          267%
3/31/96.........   2.01            5.64           311
3/31/97.........   2.07            5.46           426
3/31/98.........   2.13            5.09           529
3/31/99.........   2.07            4.53           456
9/30/99(6)......   2.03  (4)       4.44  (4)      276
                        Class II
                        --------
6/01/99-
9/30/99(3)(6)...   2.10%(4)(5)     4.37%(4)(5)    276%

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                  3/31/95 3/31/96 3/31/97 9/30/99
                                  ------- ------- ------- -------
   U.S. Government Securities
    Fund Class A                    .07%   .04%     .01%      --
   U.S. Government Securities
    Fund Class B                    .03%    --        --      --
   U.S. Government Securities
    Fund Class II                    --     --        --     1.55%
   Federal Securities Fund Class
    A                              1.26%    --        --      --
   Federal Securities Fund Class
    II                               --     --        --     4.14%

(6) Unaudited

See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS -- (continued)

DIVERSIFIED INCOME FUND
-----------------------
                                         Net gain                                                    Ratio of
                                        (loss) on                           Net               Net    expenses
                 Net Asset             investments              Dividends  Asset             Assets     to
                  Value,      Net     (both realized Total from  from net  Value,            end of  average
                 beginning investment      and       investment investment end of   Total    period    net
  Period Ended   of period income(1)   unrealized)   operations   income   period Return(2) (000's)   assets
---------------- --------- ---------- -------------- ---------- ---------- ------ --------- -------- --------
                                                               Class A
                                                               -------
3/31/95.........   $4.79     $0.43        $(0.66)      $(0.23)    $(0.42)  $4.14    (5.10)% $ 14,213   1.59%
3/31/96.........    4.14      0.39          0.16         0.55      (0.40)   4.29    13.78     16,762   1.46
3/31/97.........    4.29      0.37          0.10         0.47      (0.37)   4.39    11.43     22,601   1.42
3/31/98.........    4.39      0.40          0.27         0.67      (0.38)   4.68    15.84     25,517   1.45
3/31/99.........    4.68      0.40         (0.80)       (0.40)     (0.42)   3.86    (8.75)    28,470   1.46
9/30/99(6)......    3.86      0.21         (0.15)        0.06      (0.19)   3.73     1.59     29,790   1.50  (4)
                                                               Class B
                                                               -------
3/31/95.........   $4.79     $0.40        $(0.65)      $(0.25)    $(0.39)  $4.15    (5.46)% $132,378   2.12%
3/31/96.........    4.15      0.36          0.17         0.53      (0.38)   4.30    13.09    110,949   2.06
3/31/97.........    4.30      0.35          0.10         0.45      (0.35)   4.40    10.73     78,081   2.04
3/31/98.........    4.40      0.38          0.26         0.64      (0.35)   4.69    15.11     63,397   2.06
3/31/99.........    4.69      0.39         (0.82)       (0.43)     (0.39)   3.87    (9.28)    36,629   2.09
9/30/99(6)......    3.87      0.20         (0.15)        0.05      (0.18)   3.74     1.27     28,789   2.16  (4)
                                                               Class II
                                                               --------
6/01/99-
 9/30/99(3)(6)..   $3.83     $0.13        $(0.12)      $ 0.01     $(0.10)  $3.74     0.31%  $    296   2.15%(4)(5)
DIVERSIFIED INCOME FUND
-----------------------
                 Ratio of net
                  investment
                  income to
                 average net       Portfolio
  Period Ended      assets         Turnover
---------------- ----------------- ---------
3/31/95.........     9.58%            160%
3/31/96.........     8.96             166
3/31/97.........     8.68             131
3/31/98.........     8.83             157
3/31/99.........     9.84              49
9/30/99(6)......    10.87  (4)         12
3/31/95.........     8.98%            160%
3/31/96.........     8.42             166
3/31/97.........     8.05             131
3/31/98.........     8.14             157
3/31/99.........     9.22              49
9/30/99(6)......    10.19  (4)         12
6/01/99-
 9/30/99(3)(6)..    10.59%(4)(5)       12%

--------------------------------------------------------------------------------
HIGH INCOME FUND
----------------
                                         Net gain                                                    Ratio of
                                        (loss) on                           Net               Net    expenses
                 Net Asset             investments              Dividends  Asset             Assets     to
                  Value,      Net     (both realized Total from  from net  Value,            end of  average
                 beginning investment      and       investment investment end of   Total    period    net
  Period Ended   of period income(1)   unrealized)   operations   income   period Return(2) (000's)   assets
---------------- --------- ---------- -------------- ---------- ---------- ------ --------- -------- --------
                                                               Class A
                                                               -------
3/31/95.........   $8.03     $0.78        $(1.03)      $(0.25)    $(0.83)  $6.95    (2.91)% $ 40,585   1.61%
3/31/96.........    6.95      0.67          0.02         0.69      (0.69)   6.95    10.43     35,963   1.53
3/31/97.........    6.95      0.65          0.12         0.77      (0.66)   7.06    11.46     41,139   1.50
3/31/98.........    7.06      0.68          0.68         1.36      (0.64)   7.78    20.07     56,442   1.52
3/31/99.........    7.78      0.66         (1.12)       (0.46)     (0.69)   6.63    (6.07)    69,913   1.51
9/30/99(6)......    6.63      0.33         (0.40)       (0.07)     (0.32)   6.24    (1.22)    61,292   1.51  (4)
                                                               Class B
                                                               -------
3/31/95.........   $8.04     $0.73        $(1.02)      $(0.29)    $(0.79)  $6.96    (3.42)% $153,034   2.16%(5)
3/31/96.........    6.96      0.62          0.03         0.65      (0.65)   6.96     9.83     91,800   2.06  (5)
3/31/97.........    6.96      0.61          0.12         0.73      (0.62)   7.07    10.78     98,383   2.11  (5)
3/31/98.........    7.07      0.63          0.69         1.32      (0.60)   7.79    19.31    124,962   2.13
3/31/99.........    7.79      0.62         (1.13)       (0.51)     (0.64)   6.64    (6.62)   124,211   2.13
9/30/99(6)......    6.64      0.32         (0.41)       (0.09)     (0.30)   6.25    (1.52)    90,247   2.15  (4)
                                                               Class II
                                                               --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10        $ 0.07       $ 0.17     $(0.08)  $7.79     2.18%  $  1,146   2.10%(4)(5)
3/31/99.........    7.79      0.59         (1.09)       (0.50)     (0.64)   6.65    (6.47)    10,116   2.10  (5)
9/30/99(6)......    6.65      0.31         (0.40)       (0.09)     (0.30)   6.26    (1.51)    13,223   2.10  (4)(5)
HIGH INCOME FUND
----------------
                 Ratio of net
                  investment
                  income to
                 average net       Portfolio
  Period Ended      assets         Turnover
---------------- ----------------- ---------
3/31/95.........    10.82%            196%
3/31/96.........     9.36             183
3/31/97.........     9.10             164
3/31/98.........     9.13             236
3/31/99.........     9.48             120
9/30/99(6)......    10.23  (4)         52
3/31/95.........    10.26%(5)         196%
3/31/96.........     8.85  (5)        183
3/31/97.........     8.49  (5)        164
3/31/98.........     8.51             236
3/31/99.........     8.84             120
9/30/99(6)......     9.60  (4)         52
2/02/98-
 3/31/98(3).....     9.78%(4)(5)      236%
3/31/99.........     8.92  (5)        120
9/30/99(6)......     9.66  (4)(5)      52

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     3/31/95 3/31/96 3/31/97 3/31/98 3/31/99 9/30/99
                                     ------- ------- ------- ------- ------- -------
   Diversified Income Fund Class II     --      --      --      --      --    4.57%
   High Income Fund
    Class B                            .08%    .08%    .01%     --      --      --
   High Income Fund
    Class II                            --      --      --    5.37%   0.48%   0.14%

(6) Unaudited

See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS -- (continued)

TAX EXEMPT INSURED FUND
-----------------------
                                         Net gain                                                    Ratio of
                                        (loss) on                           Net               Net    expenses      Ratio of net
                 Net Asset             investments              Dividends  Asset             Assets     to          investment
                  Value,      Net     (both realized Total from  from net  Value,            end of  average        income to
                 beginning investment      and       investment investment end of   Total    period    net         average net
  Period Ended   of period income(1)   unrealized)   operations   income   period Return(2) (000's)   assets          assets
---------------- --------- ---------- -------------- ---------- ---------- ------ --------- -------- --------      ------------
                                                               Class A
                                                               -------
3/31/95.........  $11.95     $0.63        $ 0.17       $ 0.80     $(0.62)  $12.13    6.97%  $137,955   1.20%(5)        5.32%(5)
3/31/96.........   12.13      0.59          0.29         0.88      (0.59)   12.42    7.37    121,957   1.22            4.72
3/31/97.........   12.42      0.59         (0.07)        0.52      (0.59)   12.35    4.24     98,376   1.24            4.77
3/31/98.........   12.35      0.58          0.67         1.25      (0.57)   13.03   10.28     88,519   1.24            4.52
3/31/99.........   13.03      0.56          0.02         0.58      (0.54)   13.07    4.55     80,716   1.24            4.23
9/30/99(6)......   13.07      0.27         (0.67)       (0.40)     (0.27)   12.40   (3.11)    73,353   1.28  (4)       4.32  (4)
                                                               Class B
                                                               -------
3/31/95.........  $11.95     $0.54        $ 0.19       $ 0.73     $(0.54)  $12.14    6.29%  $ 25,985   1.92%           4.60%
3/31/96.........   12.14      0.50          0.29         0.79      (0.51)   12.42    6.58     29,315   1.90            4.03
3/31/97.........   12.42      0.52         (0.08)        0.44      (0.51)   12.35    3.57     25,053   1.88            4.13
3/31/98.........   12.35      0.49          0.68         1.17      (0.48)   13.04    9.65     22,878   1.90            3.86
3/31/99.........   13.04      0.47          0.02         0.49      (0.46)   13.07    3.78     21,651   1.91            3.57
9/30/99(6)......   13.07      0.23         (0.67)       (0.44)     (0.23)   12.40   (3.42)    18,957   1.93  (4)       3.66  (4)
                                                               Class II
                                                               --------
6/01/99-
 9/30/99(3)(6)..  $12.83     $0.15        $(0.45)      $(0.30)    $(0.13)  $12.40  (2.15)%  $    302   1.95%(4)(5)     3.72%(4)(5)
TAX EXEMPT INSURED FUND
-----------------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34
9/30/99(6)......     26
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34
9/30/99(6)......     26
6/01/99-
 9/30/99(3)(6)..     26%

---------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                                    3/31/95 9/30/99
                                    ------- -------
   Tax Exempt Insured Fund Class A   .04%     --
   Tax Exempt Insured Fund
    Class II                          --     5.57

(6)Unaudited



See Notes to Financial Statements

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--14.5%
 6.00% due 11/01/13................................     $ 8,211     $  7,905,682
 7.50% due 3/01/25-6/01/25.........................         441          443,368
 8.50% due 6/01/01.................................           1              888
 9.50% due 4/01/20.................................         992        1,048,440
 10.00% due 10/01/02-8/01/21.......................       8,773        9,474,320
 10.50% due 1/01/21................................         192          210,087
 11.00% due 8/01/13-9/01/15........................         545          601,019
 11.50% due 6/01/15................................         194          215,584
 12.13% due 9/01/11................................         437          487,580
 12.25% due 7/01/15................................           1            1,633
 12.50% due 1/01/14-2/01/19........................       9,345       10,505,067
 13.00% due 5/01/15................................         465          531,854
 13.50% due 2/01/19................................       2,751        3,173,389
 13.75% due 7/01/11-8/01/14........................          55           62,646
 14.00% due 4/01/16................................         222          258,892
                                                                    ------------
Total Federal Home Loan Mortgage Corp.
 (cost $35,687,250)................................                   34,920,449
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--18.8%
 6.00% due 10/01/28-12/01/28.......................      25,870       24,123,866
 6.50% due 11/01/00-7/01/13........................       8,217        7,933,943
 7.50% due 7/01/26.................................       2,598        2,614,270
 7.93% due 9/20/06.................................       5,000        5,001,803
 8.00% due 12/01/22-1/01/23........................       4,176        4,260,491
 10.50% due 3/01/15................................         214          233,226
 11.00% due 3/01/09................................         246          268,593
 11.50% due 3/01/14................................         133          148,443
 12.00% due 8/01/15................................         207          232,347
 12.50% due 5/01/15................................         333          371,354
 14.00% due 10/01/14...............................         178          207,167
                                                                    ------------
Total Federal National Mortgage Association
 (cost $47,309,980)................................                   45,395,503
                                                                    ------------

GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--15.5%
 7.00% due 7/15/23-9/15/25.........................       6,430        6,333,436
 7.50% due TBA.....................................      13,000       13,040,690
 7.50% due 1/15/17-10/15/23........................      11,653       11,772,023
 8.50% due 7/15/16-11/15/20........................          98          102,416
 9.00% due 5/15/01-12/15/20........................       3,852        4,068,971
 9.50% due 2/15/01-7/15/20.........................         719          767,685
 10.00% due 10/15/00-5/15/19.......................         647          696,090
 10.25% due 7/15/15................................          47           52,191
 10.50% due 10/15/00-11/15/03......................         219          237,053
 11.00% due 12/15/00-2/15/01.......................         164          178,561
 11.50% due 4/15/15-1/15/21........................          43           47,794
 11.75% due 7/15/13-10/15/15.......................          79           88,483
 13.25% due 7/15/14-9/15/14........................          89          101,771
                                                                    ------------
Total Government National Mortgage Association
 (cost $38,012,243)................................                   37,487,164
                                                                    ------------


GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II--0.2%
 11.50% due 5/20/15................................          89           97,817
 12.00% due 4/20/14-5/20/15........................         283          313,217
 12.75% due 11/20/13-6/20/14.......................          67           75,903
 13.25% due 12/20/14...............................           9           10,395
                                                                    ------------
Total Government National Mortgage Association II
 (cost $501,112)...................................                      497,332
                                                                    ------------

U.S. GOVERNMENT AGENCIES--14.2%
 Federal Farm Credit Bank
 5.58% due 9/11/03.................................      20,000       19,406,200
 Private Export Funding Corp
 5.87% due 7/31/08.................................      10,000        9,414,100
 Small Business Administration
 6.30% due 6/01/18.................................       5,753        5,505,997
                                                                    ------------
Total U.S. Government Agencies
 (cost $36,233,245)................................                   34,326,297
                                                                    ------------

U.S. TREASURY BONDS--6.3%
 6.13% due 8/15/29
 (cost $15,062,813)................................      15,000       15,147,600
                                                                    ------------

U.S. TREASURY NOTES--29.1%
 5.50% due 8/31/01.................................      29,000       28,927,500
 6.00% due 8/15/04.................................      10,000       10,096,900
 6.00% due 8/15/09.................................      31,000       31,251,720
                                                                    ------------
Total U.S. Treasury Notes
 (cost $70,308,594)................................                   70,276,120
                                                                    ------------
Total Investment Securities--98.5%
 (cost $243,115,237)...............................                  238,050,465
                                                                    ------------

SHORT-TERM SECURITIES --0.0%

FEDERAL HOME LOAN MORTGAGE
 CORP.--0.0%
 12.00% due 12/01/99-4/01/00.......................          10           10,621
 12.25% due 10/01/99-8/01/00.......................           3            3,644
 12.50% due 5/01/00................................          18           18,428
                                                                    ------------
Total Federal Home Loan Mortgage
 Corp..............................................                       32,693
                                                                    ------------


SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--0.0%
 9.50% due 9/15/00................................     $     4     $      3,858
 10.00% due 9/15/00...............................           4            3,951
 10.50% due 4/15/00-9/15/00.......................          59           63,638
 11.00% due 7/15/00...............................           1              750
 11.50% due 2/15/00-7/15/00.......................          24           26,759
 12.00% due 5/15/00-6/15/00.......................          10           10,765
                                                                   ------------
Total Government National Mortgage Association....                      109,721
                                                                   ------------
Total Short-Term Securities
 (cost $144,218)..................................                      142,414
                                                                   ------------

REPURCHASE AGREEMENT--4.9%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)
  (cost $11,819,000)..............................      11,819       11,819,000
                                                                   ------------

TOTAL INVESTMENTS--
 (cost $255,078,455*).............................       103.5%     250,011,879

Liabilities in excess of other
 assets...........................................        (3.5)      (8,408,822)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $241,603,057
                                                       =======     ============

------
* See Note 5
TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements

SUNAMERICA FEDERAL SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--3.1%
 7.50% due 2/01/23 - 6/01/25.......................     $   844     $    850,210
 10.00% due 1/01/17................................       1,122        1,206,972
 12.50% due 9/30/13(1).............................          10            9,612
 13.50% due 2/01/14................................           1               23
                                                                    ------------
Total Federal Home Loan Mortgage Corp.
 (cost $2,078,727).................................                    2,066,817
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.0%
 7.00% due 9/01/10
 (cost $1,372,426).................................       1,344        1,343,032
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--65.2%
 6.00% due 12/15/28................................       4,706        4,366,128
 6.50% due 12/15/28 - 1/15/29......................       6,420        6,137,537
 7.00% due 3/15/23 - 9/15/25.......................       4,401        4,336,164
 7.50% due TBA.....................................      17,000       17,053,210
 8.00% due 11/15/26................................       4,712        4,814,556
 8.50% due 3/15/17 - 9/15/24.......................       4,234        4,408,448
 9.00% due 6/15/16 - 5/15/17.......................       1,778        1,877,159
 12.00% due 5/15/15................................          17           18,830
 12.25% due 9/15/13 - 4/15/14......................         171          193,104
 12.50% due 11/15/10 - 6/15/15.....................          49           55,421
 13.50% due 5/15/11 - 10/15/14.....................          43           49,694
                                                                    ------------
Total Government National Mortgage Association
 (cost $43,735,413)................................                   43,310,251
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II--0.6%
 10.00% due 10/20/13 - 3/20/17.....................         133          141,244
 12.00% due 3/20/15 - 1/20/16......................          95          105,270
 12.25% due 12/20/14 - 10/20/15....................         128          143,628
                                                                    ------------
Total Government National Mortgage Association II
 (cost $375,000)...................................                      390,142
                                                                    ------------

U.S. GOVERNMENT AGENCIES--10.1%
 Federal Farm Credit Bank
 5.58% due 9/11/03.................................     $ 5,000     $  4,851,550
 Small Business Administration
 6.30% due 6/01/18.................................       1,918        1,835,332
                                                                    ------------
Total U.S. Government Agencies
 (cost $7,037,715).................................                    6,686,882
                                                                    ------------

U.S. TREASURY BONDS--3.0%
 6.13% due 8/15/29
 (cost $2,004,375).................................       2,000        2,019,680
                                                                    ------------

U.S. TREASURY NOTES--31.7%
 5.50% due 8/31/01.................................      13,000       12,967,500
 6.00% due 8/15/09.................................       8,000        8,064,960
                                                                    ------------
Total U.S. Treasury Notes
 (cost $21,037,795)................................                   21,032,460
                                                                    ------------
Total Investment Securities--115.7%
 (cost $77,641,451)................................                   76,849,264
                                                                    ------------

REPURCHASE AGREEMENT--2.7%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)
  (cost $1,793,000)................................       1,793        1,793,000
                                                                    ------------

TOTAL INVESTMENTS--
 (cost $79,434,451*)...............................       118.4%      78,642,264
Liabilities in excess of other assets..............       (18.4)     (12,196,553)
                                                        -------     ------------
NET ASSETS--                                              100.0%    $ 66,445,711
                                                        =======     ============

------
* See Note 5
TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
(1) Fair valued security; see Note 2

See Notes to Financial Statements

SUNAMERICA DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited)

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--29.1%
Broadcasting--6.9%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1)......................      $  750    $    531,562
 Chancellor Media Corp.
  Sr. Notes
  8.00% due 11/01/08..............................       1,200       1,164,000
 Echostar Dbs Corp.
  Sr. Notes
  9.25% due 2/01/06...............................         950         935,750
 Spanish Broadcasting Systems, Inc.
  Sr. Notes
  12.50% due 6/15/02..............................       1,250       1,421,875
                                                                  ------------
                                                                     4,053,187
                                                                  ------------

Cable--3.1%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03...............................         750         721,875
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1)......................       1,000         790,000
 United International Holdings, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 2/15/08(1)......................         500         302,500
                                                                  ------------
                                                                     1,814,375
                                                                  ------------

Cellular--2.4%
 International Wireless Communications
  Sr. Secured Disc. Notes
  zero coupon due 8/15/01(5)......................       1,750         148,750
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1)......................         500         300,000
 Omnipoint Communications, Inc.
  Sr. Notes
  8.76% due 12/17/06(2)(3)........................         969         964,291
                                                                  ------------
                                                                     1,413,041
                                                                  ------------

Consumer Goods--1.2%
 Polymer Group, Inc.
  Sr. Subordinated Notes,
  Series B
  9.00% due 7/01/07...............................         750         708,750
                                                                  ------------

Energy--0.4%
 Southwest Royalties, Inc.
  Sr. Notes, Series B
  10.50% due 10/15/04.............................         500         243,750
                                                                  ------------

Energy Services--0.8%
 Gulfmark Offshore, Inc.
  Sr. Notes
  8.75% due 6/01/08...............................         475         444,125
                                                                  ------------

Health Services--2.4%
 Fresenius Medical Care Capital Trust
  Sr. Notes
  7.88% due 2/01/08...............................         500         467,500
 Tenet Healthcare Corp.
  Sr. Notes
  8.00% due 1/15/05...............................       1,000         950,000
                                                                  ------------
                                                                     1,417,500
                                                                  ------------

Manufacturing--1.4%
 Wavetek Corp.
  Sr. Subordinated Notes
  10.13% due 6/15/07..............................       1,000         847,500
                                                                  ------------

Media--1.5%
 Orion Network Systems
  Sr. Disc. Notes
  zero coupon due 1/15/07(1)(4)...................       1,000         550,000
 Park-N-View, Inc.
  Sr. Notes, Series B
  13.00% due 5/15/08..............................         625         323,438
                                                                  ------------
                                                                       873,438
                                                                  ------------

Metals & Minerals--1.3%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(5)...........................       1,000         796,250
                                                                  ------------

Retail--0.5%
 Electronic Retailing Systems International
  Sr. Disc. Notes
  zero coupon due 2/01/04(1)......................       1,000         283,750
                                                                  ------------

Telecommunications--7.2%
 DTI Holdings, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 3/01/08(1)......................         250          87,187
 Globix Corp.
  Sr. Notes
  13.00% due 5/01/05..............................         500         441,250
 ICG Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/07(1)......................       1,000         710,000

SUNAMERICA DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications (continued)
 Impsat Corp.
  Sr. Notes
  12.38% due 6/15/08..............................      $1,000    $    832,500
 Netia Holdings II BV
  Guaranteed Sr. Disc. Notes
  13.13% due 6/15/09(2)...........................       1,000       1,006,160
 Orbcomm Global LP/Capital
  Sr. Notes, Series B
  14.00% due 8/15/04..............................         750         660,000
 Transtel Pass Through Trust
  Trust Certificate
  12.50% due 11/01/07.............................       1,000         482,500
                                                                  ------------
                                                                     4,219,597
                                                                  ------------

Total Corporate Bonds & Notes
 (cost $21,728,165)...............................                  17,115,263
                                                                  ------------

FOREIGN BONDS & NOTES--45.4%
Broadcasting--1.6%
 Central European Media
  Enterprises Ltd.
  Sr. Notes
  9.38% due 8/15/04...............................         500         198,750
 RBS Participacoes SA
  Guaranteed Notes
  11.00% due 4/01/07(2)...........................       1,000         727,500
                                                                  ------------
                                                                       926,250
                                                                  ------------

Cable--5.2%
 Australis Holdings Property Ltd.
  Sr. Disc. Notes
  zero coupon due 11/01/02(1)(5)(6)...............         500          10,000
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  zero coupon due 11/15/07(1).....................         500         452,500
 Diamond Holdings PLC
  Sr. Notes
  9.13% due 2/01/08...............................       1,000         992,500
 Imasac SA
  Guaranteed Sr. Notes
  11.00% due 5/02/05(2)...........................       1,000         607,500
 Multicanal Participacoes SA
  Series B
  12.63% due 6/18/04..............................       1,000         990,000
                                                                  ------------
                                                                     3,052,500
                                                                  ------------
Cellular--2.9%
 Celcaribe SA
  Sr. Notes
  14.50% due 3/15/04..............................         750         603,750
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  zero coupon due 3/15/04(1)......................       2,000       1,120,000
                                                                  ------------
                                                                     1,723,750
                                                                  ------------

Energy Services--2.3%
 Statia Terminals International NV
  Mortgage Notes, Series B
  11.75% due 11/15/03.............................       1,250       1,334,375
                                                                  ------------

Finance--2.1%
 Cei Citicorp Holdings SA
  Sr. Notes, Series B
  9.75% due 2/14/07...............................       1,500       1,233,750
                                                                  ------------

Food Retail--2.9%
 Bepensa SA
  Sr. Notes
  9.75% due 9/30/04(2)............................       2,000       1,705,000
                                                                  ------------
Food, Beverage & Tobacco--1.1%
 DGS International Finance Co. BV
  Guaranteed Notes
  10.00% due 6/01/07(2)...........................       1,000         667,500
                                                                  ------------

Government Agency--11.9%
 Federal Republic of Brazil
  Capitalization Bonds
  8.00% due 4/15/14(3)(7).........................       2,391       1,523,982
 Republic of Argentina
  Unsubordinated Notes
  11.38% due 1/30/17..............................       1,500       1,411,875
 Republic of Brazil
  Bonds
  10.13% due 5/15/27..............................       2,562       1,921,500
 United Mexican States
  Sr. Notes
  11.38% due 9/15/16..............................       2,000       2,120,000
                                                                  ------------
                                                                     6,977,357
                                                                  ------------

Packaging--1.5%
 Vicap Sa de Cv
  Guaranteed Sr. Notes
  11.38% due 5/15/07..............................       1,000         887,500
                                                                  ------------


SUNAMERICA DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)



                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Paging--0.4%
 Paging Network Do Brasil SA
  Sr. Notes
  13.50% due 6/06/05...............................     $  1,000    $    227,500
                                                                    ------------

Shipping--0.3%
 Golden Ocean Group Ltd.
  Sr. Notes
  10.00% due 8/31/01(4)(5).........................          750          78,750
 Pegasus Shipping Ltd.
  Sr. Mortgage Notes, Series A
  11.88% due 11/15/04..............................          500         123,750
                                                                    ------------
                                                                         202,500
                                                                    ------------

Telecommunications--9.6%
 Call-Net Enterprises, Inc.
  Sr. Notes
  8.00% due 8/15/08................................          750         600,000
 Globo Communicacoes E Participacoes SA
  Guaranteed Notes
  10.63% due 12/05/08(2)...........................        1,000         737,500
 RSL Communications Ltd.
  Sr. Notes
  12.25% due 11/15/06..............................        1,250       1,243,750
 Telecom Argentina
  Notes
  12.00% due 11/15/02..............................        3,000       3,086,038
                                                                    ------------
                                                                       5,667,288
                                                                    ------------

Telephone--1.5%
 Comtel Brasileira
  Bonds
  10.75% due 9/26/04(2)............................        1,000         887,500
                                                                    ------------

Utilities--2.1%
 Monterrey Power SA
  Sr. Secured Notes
  9.63% due 11/15/09(2)............................        1,500       1,233,750
                                                                    ------------

Total Foreign Bonds & Notes
 (cost $32,422,378)................................                   26,726,520
                                                                    ------------

U.S. GOVERNMENT AND AGENCIES--15.5%
U.S Treasury Bonds--8.0%
 5.50% due 8/15/28.................................        3,000       2,685,000
 6.13% due 11/15/27................................          500         485,545
 11.13% due 8/15/03................................        1,300       1,528,722
                                                                    ------------
                                                                       4,699,267
                                                                    ------------
                                                       Principal
                                                        Amount
                                                    (in thousands)/    Value
               Security Description                 Shares/Warrants   (Note 2)

U.S. GOVERNMENT AND AGENCIES (continued)
U.S. Treasury Notes--7.5%
 4.75% due 2/15/04................................     $  2,500     $  2,398,050
 6.13% due 8/15/07................................        2,000        2,002,180
                                                                    ------------
                                                                       4,400,230
                                                                    ------------

Total U.S. Government and Agencies
 (cost $10,119,617)...............................                     9,099,497
                                                                    ------------

PREFERRED STOCK--2.0%
Cable--1.8%
 CSC Holdings, Inc. 11.13%(8).....................       10,139        1,084,880
                                                                    ------------

Telecommunications--0.2%
 IXC Communications, Inc. 6.75%(2)................        3,000          118,125
                                                                    ------------

Total Preferred Stock
 (cost $1,241,375)................................                     1,203,005
                                                                    ------------

COMMON STOCK--0.0%
Paging--0.0%
 Paging Do Brazil Holdings Co. LLC, Class B+(6)...        1,000               10
                                                                    ------------

WARRANTS--0.1%+
Cable--0.0%
 Australis Holdings Property Ltd.(2)(6)...........          500                5
 Knology Holdings, Inc.(2)........................        1,500            3,011
 UIH Australia Pacific, Inc.(6)...................        1,000           20,000
                                                                    ------------
                                                                          23,016
                                                                    ------------

Cellular--0.1%
 International Wireless Communications(6).........        1,750                0
 Occidente Y Caribe Celular SA(2)(6)..............        8,000           48,000
                                                                    ------------
                                                                          48,000
                                                                    ------------

Media--0.0%
 Park-N-View, Inc.(6).............................          625                6
                                                                    ------------

Retail--0.0%
 Electronic Retailing Systems
  International(6)................................        1,000               10
                                                                    ------------


SUNAMERICA DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)


                                                      Warrants/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
WARRANTS (continued)
Shipping--0.0%
 Golden Ocean Group Ltd. .........................        1,000    $         10
                                                                   ------------

Telecommunications--0.0%
 DTI Holdings, Inc.(2)(6).........................        1,250              13
                                                                   ------------

Total Warrants
 (cost $4,908)....................................                       71,055
                                                                   ------------

Total Investment Securities--92.1%
 (cost $65,516,453)...............................                   54,215,350
                                                                   ------------

SHORT-TERM SECURITIES--3.4%
Oil & Gas--3.4%
 Bridas Corp.
  Sr. Notes
  12.50% due 11/15/99
  (cost $2,000,000)...............................     $  2,000       2,009,884
                                                                   ------------

REPURCHASE AGREEMENT--6.0%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement
  Account (Note 2) (cost $3,506,000)..............        3,506       3,506,000
                                                                   ------------

TOTAL INVESTMENTS--
 (cost $71,022,453*)..............................        101.5%     59,731,234
Liabilities in excess of other assets.............         (1.5)       (856,303)
                                                       --------    ------------
NET ASSETS--                                              100.0%   $ 58,874,931
                                                       ========    ============


* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Resale restricted to qualified institutional buyers
(3) Variable rate security; rate as of September 30, 1999
(4) Bond issued as part of a unit which includes an equity component
(5) Bond in default
(6) Fair valued security; see Note 2
(7) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
(8) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(9) Allocation of investment by country as a percentage of net assets as of September 30, 1999:

   United States.........................................................  53.7%
   Brazil................................................................  11.9%
   Argentina.............................................................  10.8%
   Mexico................................................................  10.1%
   Britain...............................................................   5.9%
   Colombia..............................................................   3.0%
   Bermuda...............................................................   2.7%
   Netherlands...........................................................   2.3%
   Canada................................................................   1.0%
   Liberia...............................................................   0.1%
                                                                          ------
                                                                          101.5%
                                                                          ======

See Notes to Financial Statements

SUNAMERICA HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--81.5%
Broadcasting--7.4%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1).......................   $    2,000   $  1,417,500
 Chancellor Media Corp.
  Sr. Notes
  8.00% due 11/01/08...............................        1,250      1,212,500
 Chancellor Media Corp.
  Sr. Subordinated Notes
  9.38% due 10/01/04...............................        1,500      1,501,875
 Echostar Dbs Corp.
  Sr. Notes
  9.25% due 2/01/06................................        3,250      3,201,250
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  7.00% due 5/15/04................................        1,385      1,416,162
 Shop At Home, Inc.
  Sr. Secured Notes
  11.00% due 4/01/05...............................        1,500      1,483,125
 Spanish Broadcasting Systems, Inc. Sr. Notes
  12.50% due 6/15/02...............................        1,750      1,990,625
                                                                   ------------
                                                                     12,223,037
                                                                   ------------
Building Materials--1.6%
 Congoleum Corp.
  Sr. Notes
  8.63% due 8/01/08................................          750        650,625
 MMI Products, Inc.
  Sr. Subordinated Notes, Series B
  11.25% due 4/15/07(2)............................        2,000      2,025,000
                                                                   ------------
                                                                      2,675,625
                                                                   ------------
Business Services--1.3%
 Earthwatch, Inc.
  Sr. Disc. Notes
  zero coupon due 7/15/07(1)(2)(3).................        1,750      1,203,125
 URS Corp.
  Sr. Subordinated Notes, Series B
  12.25% due 5/01/09...............................        1,000      1,001,250
                                                                   ------------
                                                                      2,204,375
                                                                   ------------
Cable--7.7%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03................................        2,250      2,165,625
 Knology Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 10/15/07(1)......................        1,500        853,125
 Mediacom LLC/Capital Corp.
  Sr. Notes
  7.88% due 2/15/11(2).............................        3,000      2,617,500
 Mediacom LLC/Capital Corp.
  Sr. Notes
  8.50% due 4/15/08................................        1,500      1,402,500
 Telewest Communication PLC
  Sr. Notes
  11.25% due 11/01/08..............................        2,000      2,140,000
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1).......................        2,500      1,975,000
 United International Holdings, Inc. Sr. Secured
  Disc. Notes
  zero coupon due 2/15/08(1).......................        2,500      1,512,500
                                                                   ------------
                                                                     12,666,250
                                                                   ------------
Cellular--3.2%
 AirGate PCS, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 10/01/09(1)(3)...................        1,500        817,500
 International Wireless Communications
  Sr. Secured Disc. Notes
  zero coupon due 8/15/01(6).......................        3,250        276,250
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1).......................        1,750      1,050,000
 Omnipoint Communications, Inc. Sr. Notes
  8.76% due 2/17/06(2)(4)..........................        1,938      1,928,581
 Telecorp Pcs, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 4/15/09(1)(2)....................        1,000        585,000
 Tritel Pcs, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 5/15/09(1)(2)....................        1,000        572,500
                                                                   ------------
                                                                      5,229,831
                                                                   ------------
Chemicals--3.9%
 American Pacific Corp.
 Sr. Notes
 9.25% due 3/01/05.................................        1,000      1,007,500
 Huntsman Corp.
  Sr. Subordinated Notes
  8.87% due 7/01/07(2)(4)..........................        2,500      2,312,500
 NL Industries, Inc.
  Sr. Notes
  11.75% due 10/15/03..............................        2,750      2,839,375
 Sterling Chemicals Holdings, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 8/15/08(1).......................        1,000        200,000
                                                                   ------------
                                                                      6,359,375
                                                                   ------------
Consumer Goods--4.6%
 Evenflo, Inc.
  Sr. Notes, Series B
  11.75% due 8/15/06...............................        3,500      3,438,750

SUNAMERICA HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Consumer Goods (continued)
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B 8.75% due
  3/01/08..........................................   $      500   $    467,500
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B 9.00% due
  7/01/07..........................................        2,000      1,890,000
 Revlon Consumer Products Corp. Sr. Notes
  9.00% due 11/01/06...............................        1,950      1,764,750
                                                                   ------------
                                                                      7,561,000
                                                                   ------------
Consumer Services--1.6%
 Allied Waste North America, Inc.
  Sr. Notes, Series B
  7.63% due 1/01/06................................        2,925      2,632,500
                                                                   ------------
Energy--2.2%
 P&L Coal Holdings Corp.
  Sr. Notes, Series B
  8.88% due 5/15/08................................        1,500      1,477,500
 Southwest Royalties, Inc.
  Sr. Notes, Series B
  10.50% due 10/15/04..............................        2,500      1,218,750
 Western Gas Resources, Inc.
  Sr. Subordinated Notes
  10.00% due 6/15/09(2)............................        1,000      1,016,250
                                                                   ------------
                                                                      3,712,500
                                                                   ------------
Energy Services--3.5%
 Eott Energy Partners LP
  Sr. Notes
  11.00% due 10/01/09..............................        1,750      1,780,625
 Gulfmark Offshore, Inc.
  Sr. Notes
  8.75% due 6/01/08................................        2,550      2,406,563
 Key Energy Services, Inc.
  Sr. Subordinated Notes, Series B
  14.00% due 1/15/09...............................        1,500      1,571,250
                                                                   ------------
                                                                      5,758,438
                                                                   ------------
Financial Services--0.8%
 Western Financial Savings Bank
  Sr. Subordinated Notes
  8.88% due 8/01/07................................        1,500      1,327,500
                                                                   ------------
Food, Beverage & Tobacco--1.9%
 SFC New Holdings, Inc.
  Sr. Notes
  12.13% due 10/01/02..............................        3,250      3,152,500
 SFC Subordinated, Inc.
  Sr. Subordinated Disc. Debentures
  zero coupon due 12/15/09(1)(5)...................          156             16
                                                                   ------------
                                                                      3,152,516
                                                                   ------------
Gaming--1.7%
 Mohegan Tribal Gaming Authority Sr. Notes
  8.13% due 1/01/06................................        1,700      1,661,750
 Venetian Casino Resort LLC
  Sr. Subordinated Notes
  10.00% due 11/15/05(1)...........................        1,500      1,151,250
                                                                   ------------
                                                                      2,813,000
                                                                   ------------
Health Services--5.6%
 Fresenius Medical Care Capital Trust Sr. Notes
  7.88% due 2/01/08................................        2,000      1,870,000
 Fresenius Medical Care Capital Trust Sr. Notes
  9.00% due 12/01/06...............................        1,250      1,225,000
 Schein Pharmaceutical, Inc.
  Sr. Notes
  8.31% due 12/15/04(4)............................        3,000      2,733,750
 Tenet Healthcare Corp.
  Sr. Notes
  8.00% due 1/15/05................................        3,500      3,325,000
                                                                   ------------
                                                                      9,153,750
                                                                   ------------
Leisure & Tourism--2.0%
 ITT Corp.
  Notes
  6.25% due 11/15/00...............................        2,500      2,452,525
 ITT Corp.
  Debentures
  7.38% due 11/15/15...............................        1,000        831,260
                                                                   ------------
                                                                      3,283,785
                                                                   ------------
Manufacturing--5.6%
 Filtronic Plc
  Sr. Notes
  10.00% due 12/01/05(2)...........................        2,250      2,193,750
 L-3 Communications Corp.
  Sr. Subordinated Notes, Series B
  10.38% due 5/01/07...............................        1,950      2,023,125
 Pentacon, Inc.
  Sr. Subordinated Notes, Series B
  12.25% due 4/01/09...............................        2,200      2,134,000
 Wavetek Corp.
  Sr. Subordinated Notes
  10.13% due 6/15/07...............................        3,500      2,966,250
                                                                   ------------
                                                                      9,317,125
                                                                   ------------

SUNAMERICA HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)


                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Media--1.9%
 Orion Network Systems
  Sr. Disc. Notes
  zero coupon due 1/15/07(1)(3)...................   $    4,000   $  2,200,000
 Park-N-View, Inc.
  Sr. Notes
  13.00% due 5/15/08..............................        1,875        970,313
                                                                  ------------
                                                                     3,170,313
                                                                  ------------
Metals & Minerals--7.7%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(6)...........................        1,500      1,194,375
 AK Steel Holding Corp.
  Sr. Notes
  9.13% due 12/15/06..............................        1,000      1,002,500
 Armco, Inc.
  Sr. Notes
  8.88% due 12/01/08..............................        3,500      3,438,750
 California Steel Industries, Inc.
  Sr. Notes
  8.50% due 4/01/09(2)............................        1,300      1,228,500
 GS Technologies Operating, Inc.
  Guaranteed Sr. Notes
  12.00% due 9/01/04..............................        1,500      1,233,750
 Metal Management, Inc.
  Sr. Subordinated Notes
  10.00% due 5/15/08..............................        1,000        752,500
 R&B Falcon Corp.
  Sr. Notes
  12.25% due 3/15/06..............................        2,000      2,100,000
 Schuff Steel Co.
  Sr. Notes
  10.50% due 6/01/08..............................        2,000      1,735,000
                                                                  ------------
                                                                    12,685,375
                                                                  ------------
Real Estate Investment Trusts--0.6%
 Host Marriot LP
  Sr. Notes, Series E
  8.38% due 2/15/06...............................        1,000        945,000
                                                                  ------------
Retail--0.2%
 Electronic Retailing Systems International
  Sr. Disc. Notes
  zero coupon due 2/01/04(1)......................        1,000        283,750
                                                                  ------------
Telecommunications--15.6%
 DTI Holdings, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 3/01/08(1)......................        1,500        523,125
 e.spire Communications, Inc.
  Sr. Disc. Notes
  zero coupon due 11/01/05(1).....................        2,250      1,372,500
 Globix Corp.
  Sr. Notes
  13.00% due 5/01/05..............................        3,575      3,154,937
 GST Telecommunications, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 5/01/08(1)(2)...................        2,000        940,000
 ICG Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/07(1)......................        1,500      1,065,000
 ICG Services, Inc.
  Sr. Exchange Disc. Notes
  9.88% due 5/01/08(1)............................        1,750        995,313
 KMC Telecom Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 2/15/08(1)......................        3,650      1,948,187
 MGC Communications, Inc.
  Sr. Secured Notes, Series B
  13.00% due 10/01/04.............................        1,000        890,000
 Orbcomm Global LP/Capital
  Sr. Notes, Series B
  14.00% due 8/15/04..............................        1,750      1,540,000
 Pac-West Telecommuncations, Inc.
  Sr. Notes
  13.50% due 2/01/09(2)...........................        1,500      1,524,375
 Primus Telecommunications Group, Inc.
  Sr. Notes
  11.25% due 1/15/09..............................        2,250      2,154,375
 Rhythms Netconnections, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/08(1)......................          500        245,000
 Splitrock Services, Inc.
  Sr. Notes, Series B
  11.75% due 7/15/08..............................        1,500      1,346,250
 Telehub Communications Corp.
  Sr. Disc. Notes
  zero coupon due 7/31/05(1)......................        1,500        703,125
 Transtel Pass Through Trust
  Trust Certificate
  12.50% due 11/01/07.............................        1,500        723,750
 Vialog Corp.
  Sr. Notes, Series B
  12.75% due 11/15/01.............................        1,500      1,198,125
 Viatel, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/08(1)......................        3,750      2,100,000
 Williams Communication Group, Inc.
  Sr. Notes
  10.88% due 10/01/09.............................        1,500      1,488,750
 Worldwide Fiber, Inc.
  Sr. Notes
  12.00% due 8/01/09(2)...........................        1,000        977,500
 Worldwide Fiber, Inc.
  Sr. Notes
  12.50% due 12/15/05.............................          750        752,813
                                                                  ------------
                                                                    25,643,125
                                                                  ------------

SUNAMERICA HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)


                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Transportation--0.9%
 Travelcenters of America, Inc.
  Sr. Subordinated Notes
  10.25% due 4/01/07...............................   $    1,500   $  1,481,250
                                                                   ------------
 Total Corporate Bonds & Notes
  (cost $150,728,874)..............................                 134,279,420
                                                                   ------------
FOREIGN BONDS & NOTES--9.9%
Broadcasting--0.4%
 Central European Media Enterprises Ltd.
  Sr. Notes
  9.38% due 8/15/04................................        1,500        596,250
                                                                   ------------
Cable--2.3%
 Australis Holdings Property Ltd.
  Sr. Disc. Notes
  zero coupon due 11/01/02(1)(5)(6)................        1,000         20,000
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  zero coupon due 11/15/07(1)......................        1,500      1,357,500
 Diamond Holdings PLC
  Sr. Notes
  9.13% due 2/01/08................................        2,500      2,481,250
                                                                   ------------
                                                                      3,858,750
                                                                   ------------
Cellular--1.2%
 Celcaribe SA
  Sr. Notes
  14.50% due 3/15/04...............................        1,000        805,000
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  zero coupon due 3/15/04(1).......................        2,000      1,120,000
                                                                   ------------
                                                                      1,925,000
                                                                   ------------
Energy Services--2.9%
 Statia Terminals International NV
  Mortgage Notes, Series B
  11.75% due 11/15/03..............................        4,500      4,803,750
                                                                   ------------
Manufacturing--0.4%
 International Utility Structures
  Sr. Subordinated Notes
  10.75% due 2/01/08...............................          750        699,375
                                                                   ------------
Paging--0.2%
 Paging Network Do Brasil SA
  Sr. Notes
  13.50% due 6/06/05...............................        1,400        318,500
                                                                   ------------
Shipping--0.4%
 Golden Ocean Group Ltd.
  Sr. Notes
  10.00% due 8/31/01(3)(6).........................        3,400        357,000
 Pegasus Shipping Ltd.
  Sr. Mortgage Notes, Series A
  11.88% due 11/15/04...............................        1,000       247,500
                                                                     ----------
                                                                        604,500
                                                                     ----------
Telecommunications--2.1%
 Call-Net Enterprises, Inc.
  Sr. Notes
  8.00% due 8/15/08.................................        1,000       800,000
 Poland Telecom Finance BV
  Guaranteed Sr. Notes, Series B
  14.00% due 12/01/07...............................        1,000       900,000
 RSL Communications Ltd.
  Sr. Notes
  12.25% due 11/15/06...............................        1,850     1,840,750
                                                                     ----------
                                                                      3,540,750
                                                                     ----------
Total Foreign Bonds & Notes
 (cost $23,624,228).................................                 16,346,875
                                                                     ----------

PREFERRED STOCK--7.1%
Cable--2.9%
 CSC Holdings, Inc. 11.13%(7).......................       43,604     4,665,623
                                                                     ----------

Cellular--0.6%
 Nextel Communications, Inc.
  11.13%(7).........................................          979     1,005,922
                                                                     ----------

Financial Services--1.2%
 Bankunited Financial Corp. 10.25%..................    2,000,000     2,025,000
                                                                     ----------

Telecommunications--2.4%
 Dobson Communications Corp.
  12.25%(7).........................................        1,031       948,488
 Global Crossing Holdings Ltd.
  10.50%(7).........................................       16,000     1,696,000
 Intermedia Communications, Inc.
  7.00%(2)..........................................       40,000       775,000
 IXC Communications, Inc.
  6.75%(2)..........................................       12,000       472,500
                                                                     ----------
                                                                      3,891,988
                                                                     ----------

Total Preferred Stock
 (cost $11,587,898).................................                 11,588,533
                                                                     ----------
COMMON STOCK--0.0%
Gaming--0.0%
 Capital Gaming International,
  Inc. +(5).........................................          241             2
                                                                     ----------

Paging--0.0%
 Paging Do Brazil Holdings Co.
  LLC +(2)(5).......................................        1,400            14
                                                                     ----------


SUNAMERICA HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                            Shares/     Value
                   Security Description                    Warrants   (Note 2)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunications--0.0%
 Vialog Corp. +..........................................     15,133 $    54,857
                                                                     -----------

Total Common Stock
 (cost $212,453).........................................                 54,873
                                                                     -----------

WARRANTS--0.1%+
Cable--0.0%
 Australis Holdings Property  Ltd.(2)(5).................      1,000          10
 Knology Holdings, Inc.(2)...............................      4,500       9,034
 UIH Australia Pacific, Inc.(5)..........................      1,000      20,000
                                                                     -----------
                                                                          29,044
                                                                     -----------
Cellular--0.1%
 Clearnet Communications, Inc. ..........................      4,950      25,369
 International Wireless
  Communications(5)......................................      3,250           0
 Occidente Y Caribe Celular SA(2)(5).....................      8,000      48,000
                                                                     -----------
                                                                          73,369
                                                                     -----------



Energy Services--0.0%
 Key Energy Services, Inc................................      1,500       3,750
                                                                     -----------

Media--0.0%
 Park-N-View, Inc.(5)....................................      1,875          19
                                                                     -----------

Retail--0.0%
 Electronic Retailing Systems International(5)...........      1,000          10
                                                                     -----------

Shipping--0.0%
 Golden Ocean Group Ltd. ................................      2,500          25
                                                                     -----------

Telecommunications--0.0%
 Cellnet Data Systems, Inc.(5)...........................      1,200       6,000
 DTI Holdings, Inc.(2)(5)................................      7,500          75
 KMC Telecom Holdings, Inc.(2)(5)........................      3,650       9,125
 Poland Telecom Finance BV (2)(5)........................      1,000          10
 Primus Telecommunications Group, Inc....................      1,000      20,000
 Telehub Communications Corp. (2)(5).....................      1,500          15
                                                                     -----------
                                                                          35,225
                                                                     -----------

Total Warrants
 (cost $272,962).........................................                141,442
                                                                     -----------

Total Investment Securities--98.6%
 (cost $186,426,415).....................................            162,411,143
                                                                     -----------

REPURCHASE AGREEMENT--0.8%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement
  Account (Note 2).................................         1,294      1,294,000
                                                                    ------------
 (cost $1,294,000)

TOTAL INVESTMENTS--
 (cost $187,720,415*)..............................          99.4%   163,705,143
Other assets less liabilities......................           0.6      1,057,463
                                                      -----------   ------------
NET ASSETS--                                                100.0%  $164,762,606
                                                      ===========   ============

------
* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Resale restricted to qualified institutional buyers
(3) Bond issued as part of a unit which includes an equity component
(4) Variable rate security; rate as of September 30, 1999
(5) Fair valued security; see Note 2
(6) Bond in default
(7) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash See Notes to Financial Statements

SUNAMERICA TAX EXEMPT INSURED FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS--95.0%
Alaska--1.2%
 Alaska State Housing Finance Corp., Series A-2,
  7.50% due 12/01/15+..............................     $1,140     $  1,153,760
                                                                   ------------
Arizona--1.6%
 Pima County, Arizona Unified School District
  Number 1, General Obligation,
  7.50% due 7/01/10+...............................      1,200        1,434,324
                                                                   ------------
Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+...............................        125          127,643
                                                                   ------------
California--5.9%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
  zero coupon due 9/01/18+.........................      1,500          509,460
 California Housing Finance Agency, Revenue, Series
  A,
  5.40% due 8/01/18+...............................      1,000          946,770
 Long Beach, California Harbor Revenue Refunding,
  Series A,
  6.00% due 5/15/17+...............................      1,000        1,050,110
 San Francisco, California City & County
  Redevelopment Agency, Lease Revenue,
  6.75% due 7/01/15+...............................      1,000        1,098,310
 San Jose, California Redevelopment Agency, Tax
  Allocation,
  6.00% due 8/01/11+...............................      1,700        1,851,946
                                                                   ------------
                                                                      5,456,596
                                                                   ------------
Colorado--4.8%
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
  6.50% due 6/15/09+...............................      1,960        2,180,578
 Jefferson County, Colorado School District R001,
  Refunding,
  6.50% due 12/15/11+..............................      2,000        2,238,400
                                                                   ------------
                                                                      4,418,978
                                                                   ------------
Florida--3.0%
 Port St Lucie, Florida Special Assessment,
  Revenue,
  5.00% due 10/01/13+..............................      2,900        2,795,310
                                                                   ------------

Georgia--3.2%
 Municipal Electric Authority, Georgia Special
  Obligation,
  Fifth Crossover Series,
  6.40% due 1/01/09+...............................     $1,250        1,366,625
 Municipal Electric Authority, Georgia Special
  Obligation,
  Fifth Crossover Series,
  6.40% due 1/01/13+...............................      1,500        1,639,035
                                                                   ------------
                                                                      3,005,660
                                                                   ------------
Idaho--1.0%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15................................        975          958,425
                                                                   ------------
Illinois--12.5%
 Chicago Illinois Board Of Education, General
  Obligation,
  6.75% due 12/01/11+..............................      2,000        2,261,320
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
  zero coupon due 12/01/12+........................      1,600          772,112
 Cook County, Illinois Community College, District
  Number 508,
  7.70% due 12/01/07+..............................      4,000        4,732,000
 Illinois Health Facilities Authority, Lutheran
  General Health Systems,
  7.00% due 4/01/08+...............................      3,400        3,833,704
                                                                   ------------
                                                                     11,599,136
                                                                   ------------
Indiana--1.6%
 Indiana State Housing Finance Authority, Multi-
  Unit Mortgage Program, Series A,
  9.00% due 1/01/14+...............................      1,470        1,475,571
                                                                   ------------
Kentucky--4.0%
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
  6.50% due 7/01/17+...............................      3,500        3,704,190
                                                                   ------------
Louisiana--2.6%
 New Orleans, Louisiana, Revenue Refunding,
  5.50% due 12/01/21+..............................      2,500        2,449,625
                                                                   ------------

SUNAMERICA TAX EXEMPT INSURED FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                          Principal
                                                            Amount        Value
           Security Description                       (in thousands)   (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS
 (continued)
Massachusetts--3.0%
 Massachusetts Bay
  Transportation
  Authority, General
  Transportation Systems,
  Series C,
  5.00% due 3/01/24................................     $2,000     $  1,752,200
 Massachusetts State
  Housing Finance Agency,
  Insured Rental, Series
  A,
  6.60% due 7/01/14+...............................        955        1,000,334
                                                                   ------------
                                                                      2,752,534
                                                                   ------------
Michigan--2.3%
 Michigan Municipal Bond
  Authority, Revenue
  Capital Appreciation,
  Local
  Government Loan,
  zero coupon due
  5/01/16+.........................................      2,735        1,057,816
 Michigan Municipal Bond
  Authority, Revenue
  Capital Appreciation,
  Local
  Government Loan,
  zero coupon due
  5/01/17+.........................................      2,875        1,042,906
                                                                   ------------
                                                                      2,100,722
                                                                   ------------
Missouri--7.1%
 Missouri State Housing
  Development Commission,
  Insured, Single Family
  Mortgage Revenue,
  9.38% due 4/01/16+...............................         20           20,444
 Sikeston, Missouri
  Electric, Revenue,
  6.20% due 6/01/10+...............................      6,000        6,542,580
                                                                   ------------
                                                                      6,563,024
                                                                   ------------
Nevada--5.5%
 Nevada Housing Division,
  Single Family Mortgage
  Revenue, Series A,
  8.63% due 4/01/16+(1)............................      4,945        5,056,263
                                                                   ------------
New Jersey--1.8%
 New Jersey State
  Transportation Trust
  Fund Authority,
  Transportation Systems
  Revenue, Series B,
  6.50% due 6/15/10+...............................      1,500        1,674,120
                                                                   ------------
New Mexico--0.1%
 New Mexico Mortgage Finance Authority,
  Single Family Mortgage Revenue,
  Series C, 8.63% due 7/01/17+.....................        100          101,203
                                                                   ------------

New York--4.8%
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/13+...............................     $  445     $    535,508
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/14+...............................        555          669,136
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International Air
  Terminal-6,
  6.25% due 12/01/11+..............................      3,000        3,252,960
                                                                   ------------
                                                                      4,457,604
                                                                   ------------
North Dakota--0.5%
 North Dakota State Housing Finance Agency, Single
  Family Mortgage Revenue, Series A, 7.38% due
  7/01/17+.........................................        450          453,627
                                                                   ------------
Ohio--4.9%
 Lucas County, Ohio Hospital Revenue, St. Vincent
  Medical Center,
  6.50% due 8/15/07+...............................      3,205        3,422,203
 Woodridge, Ohio Local School District, General
  Obligation,
  6.80% due 12/01/14+..............................      1,000        1,145,650
                                                                   ------------
                                                                      4,567,853
                                                                   ------------
Oklahoma--1.8%
 Grand River Dam Authority, Oklahoma Revenue
  Refunding,
  6.25% due 6/01/11+...............................      1,500        1,639,110
                                                                   ------------
Pennsylvania--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage,
  9.38% due 8/01/28+...............................        120          121,493
                                                                   ------------
Puerto Rico--2.2%
 Puerto Rico Commonwealth Highway & Transportation
  Authority, Revenue, Series A, 5.50% due 7/01/13+.      2,000        2,044,420
                                                                   ------------
Rhode Island--0.4%
 Rhode Island Housing & Mortgage Finance Corp.,
  Revenue,
  8.38% due 10/01/16+..............................        345          346,763
                                                                   ------------
South Dakota--2.5%
 South Dakota St. Health & Educational Facilities
  Authority, Revenue,
  6.25% due 7/01/10+...............................      2,120        2,285,063
                                                                   ------------

SUNAMERICA TAX EXEMPT INSURED FUND
PORTFOLIO OF INVESTMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Texas--15.0%
 Alliance Airport Authority, Inc., Texas Special
  Facilities, Revenue,
  6.38% due 4/01/21................................      $2,000     $  1,997,680
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
  6.75% due 8/15/19+...............................       2,000        2,221,320
 Harris County, Texas Hospital District Mortgage,
  Revenue,
  7.40% due 2/15/10+...............................       2,500        2,867,875
 Houston, Texas Independent School District,
  General Obligation,
  5.00% due 2/15/19+...............................       5,000        4,510,900
 Houston, Texas Water Conveyance Systems Contract,
  Series J, Certificates of Participation,
  6.13% due 12/15/08+..............................       1,250        1,341,200
 San Antonio, Texas, Hotel Occupancy, Revenue,
  zero coupon due 8/15/17+.........................       2,700          956,583
                                                                    ------------
                                                                      13,895,558
                                                                    ------------

Virginia--1.1%
 Virginia State Housing Development Authority,
  Multi-Family, Series H,
  5.50% due 5/01/13................................       1,000          992,400
                                                                    ------------

Washington--0.4%
 Washington State Housing Finance Commission,
  Multi-Family Mortgage Revenue, Series A,
  9.13% due 7/01/10+...............................         380          383,971
                                                                    ------------
Total Municipal Bonds
 (cost $85,290,934)................................                   88,014,946
                                                                    ------------


                             Principal
                               Amount        Value
   Security Description    (in thousands)   (Note 2)

SHORT-TERM SECURITIES--3.6%
Texas--1.7%
 Harris County, Texas
  Health Facilities
  Development Corp.,
  Revenue,
  3.80% due 10/01/99(2).....   $1,580     $  1,580,000
                                          ------------

Washington--1.9%
 Washington State Public
  Power Supply, Nuclear
  Project Number 1,
  Revenue, 3.85% due
  10/01/99(2)...............    1,700        1,700,000
                                          ------------
Total Short-Term
  Securities
  (cost $3,280,000).......                   3,280,000
                                          ------------
TOTAL INVESTMENTS--
  (cost $88,570,934*).....       98.6%      91,294,946
Other assets less
 liabilities..............        1.4        1,316,455
                               ------     ------------
NET ASSETS--                    100.0%    $ 92,611,401
                               ======     ============

------
* See Note 5
+ All or part of this security is insured by Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Federal Housing Administration ("FHA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), Permanent School Fund ("PSF"), or American Municipal Bond Assurance Corp. ("AMBAC") ($82,314,241 or 88.9% of Net Assets)
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Variable rate security; maturity date reflects next reset date

See Notes to Financial Statements

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited)

Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality and relatively high duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof, with a significant portion invested in mortgage-backed securities.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds generally with relatively low duration.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


  As of September 30, 1999 the U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund and High Income Fund had a 4.08%, 0.62%, 1.21% and 0.45% undivided interest, respectively, which represented $11,819,000, $1,793,000, $3,506,000 and $1,294,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 5.05% dated 9/30/99 in the principal amount of $289,688,000, repurchase price $289,728,637 due 10/1/99, collateralized by $75,315,000 U.S. Treasury Notes 6.13% due 7/31/00, $51,510,000 U.S. Treasury Notes 4.50% due 9/30/00, $50,500,000 U.S.
  Treasury Notes 6.38% due 3/31/01, $49,710,000 U.S. Treasury Notes 5.75% due 10/31/00, $40,090,000 U.S. Treasury Notes 3.88% due 1/15/09, $25,510,000
  U.S. Treasury Notes 4.63% due 12/31/00 and $45,000 U.S. Treasury Bonds 7.25% due 5/15/16, approximate aggregate value $295,517,691.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


  For the year ended March 31, 1999, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                  Accumulated       Accumulated
                               Undistributed Net Undistributed Net
                                  Investment         Realized        Paid-In
                                 Income/(Loss)      Gain/(Loss)      Capital
                               ----------------- ----------------- ------------
  U.S. Government Securities
   Fund.......................    $(2,215,008)      $2,215,008     $        --
  Federal Securities Fund.....       (285,544)         285,544              --
  Diversified Income Fund.....            --               --               --
  High Income Fund............            --         1,680,742      (1,680,742)
  Tax Exempt Insured Fund.....            --               --               --

  Investment Securities Loaned: During the six months ended September 30, 1999, U.S. Government Securities Fund and Federal Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                          greater than $200 million    0.72%
                                          greater than $400 million    0.55%
   Federal Securities Fund....................... $0 - $25  million    0.55%
                                          greater than $25  million    0.50%
                                          greater than $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                          greater than $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                          greater than $350 million    0.45%

  For the periods ended September 30, 1999, SAAMCo has agreed to reimburse expenses of $4,784, $4,008, $3,989, $8,250 and $3,925 on Class II of the
  U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund, respectively.

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)

  (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, .75% and .75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the periods ended September 30, 1999, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B and Class II fund shares. SACS has advised the Funds that for the periods ended September 30, 1999, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B and Class II redemptions were as follows:

                                            Class A                   Class B
                             -------------------------------------- ------------
                                                                     Contingent
                              Sales     Affiliated   Non-affiliated   Deferred
                             Charges  Broker-dealers Broker-dealers Sales Charge
                             -------- -------------- -------------- ------------
   U.S. Government Securi-
    ties Fund..............  $ 26,002    $13,795        $  7,904      $48,311
   Federal Securities Fund.    53,011     29,093          17,250       31,121
   Diversified Income Fund.    34,122     17,850           9,293       31,789
   High Income Fund........   216,909     49,835         133,356      155,016
   Tax Exempt Insured Fund.    29,156     10,034          14,289       26,052

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


                                           Class II                  Class II
                             ------------------------------------- ------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
   U.S. Government
    Securities Fund........  $21,782    $ 9,573        $12,209        $  --
   Federal Securities Fund.    4,101      2,906          1,195           193
   Diversified Income Fund.    1,067        132            935           --
   High Income Fund........   63,356     17,272         46,084         4,682
   Tax Exempt Insured Fund.    1,311        500            811           --

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of .22% of average daily net assets, which is approved annually by the Trustees. For the periods ended September 30, 1999 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                               Payable At
                                      Expenses             September 30, 1999
                             -------------------------- ------------------------
                             Class A  Class B  Class II Class A Class B Class II
                             -------- -------- -------- ------- ------- --------
   U.S. Government
    Securities Fund........  $157,942 $103,758 $   677  $27,640 $15,486  $  358
   Federal Securities Fund.    41,861   28,009     213    7,136   4,520      78
   Diversified Income Fund.    31,962   36,268     192    5,298   5,329      52
   High Income Fund........    72,940  122,522  13,366   11,208  16,632   2,394
   Tax Exempt Insured Fund.    85,074   22,103     155   13,312   3,452      39

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended September 30, 1999 were as follows:

                                U.S.
                             Government    Federal   Diversified    High     Tax Exempt
                             Securities  Securities    Income      Income      Insured
                                Fund        Fund        Fund        Fund        Fund
                             ----------- ----------- ----------- ----------- -----------
   Purchases (excluding
    U.S. government
    securities)............  $        -- $        -- $5,365,687  $96,091,028 $24,287,128
   Sales (excluding U.S.
    government securities).           --          -- 10,344,115  122,066,669  31,142,084
   Purchases of U.S.
    government securities..  459,019,295 192,259,149  1,481,016           --          --
   Sales of U.S. government
    securities.............  431,033,537 164,612,012         --           --          --

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


Note 5. Portfolio Securities (Tax Basis)

  The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                U.S.
                             Government     Federal    Diversified       High      Tax Exempt
                             Securities   Securities      Income        Income       Insured
                                Fund         Fund          Fund          Fund         Fund
                            ------------  -----------  ------------  ------------  -----------
   Cost.................... $255,078,455  $79,434,451  $ 71,022,453  $187,720,415  $88,570,934
                            ============  ===========  ============  ============  ===========
   Appreciation............ $    157,845  $   310,506  $    549,818  $    922,274  $ 3,424,879
   Depreciation............   (5,224,421)  (1,102,693)  (11,841,037)  (24,937,546)    (700,867)
                            ------------  -----------  ------------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net.... $ (5,066,576) $  (792,187) $(11,291,219) $(24,015,272) $ 2,724,012
                            ============  ===========  ============  ============  ===========

  At March 31, 1999, U.S. Government Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $21,489,722, $26,768,374, $26,090,783 and $1,722,555, respectively, which were available to the extent provided in regulations and which will expire between 2003-2007. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund and High Income Fund had post October 31, 1998 capital loss deferrals of $1,026,390, $158,519, $792,683 and $3,784,428, respectively.

  U.S. Government Securities Fund and Tax Exempt Insured Fund utilized capital loss carryforwards of $7,977,687 and $1,616,431, respectively, to offset the Funds' net taxable gains realized and recognized in the year ended March 31, 1999.

  High Income Fund had capital loss carryforwards expire of $1,680,742 in the year ended March 31, 1999.

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                     U.S. Government Securities Fund
                  ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                  ------------------------------------------------------  ----------------------------------------------------
                            For the                     For the                   For the                    For the
                       six months ended               year ended             six months ended              year ended
                      September 30, 1999            March 31, 1998          September 30, 1999           March 31, 1998
                  ----------------------------  ------------------------  ------------------------  --------------------------
                     Shares         Amount        Shares       Amount       Shares       Amount       Shares        Amount
                  ------------- --------------  ----------  ------------  ----------  ------------  -----------  -------------
Shares sold.....     5,573,841  $   47,225,729   8,264,613  $ 72,464,041   1,625,040  $ 13,749,710    1,305,435  $  11,513,365
Reinvested
 dividends......       269,350       2,281,678     397,809     3,480,635     157,914     1,340,713      539,911      4,723,751
Shares redeemed.    (2,911,628)    (24,646,504) (4,231,931)  (37,087,783) (5,128,299)  (43,584,660) (12,730,947)  (111,542,158)
                  ------------  --------------  ----------  ------------  ----------  ------------  -----------  -------------
Net increase
 (decrease) ....     2,931,563  $   24,860,903   4,430,491  $ 38,856,893  (3,345,345) $(28,494,237) (10,885,601) $ (90,305,042)
                  ============  ==============  ==========  ============  ==========  ============  ===========  =============
                  U.S. Government Securities
                             Fund
                  --------------------------
                           Class II
                  ----------------------------
                        For the period
                         June 1, 1999*
                            through
                      September 30, 1999
                  ----------------------------
                     Shares         Amount
                  ------------- --------------
Shares sold.....       307,648  $    2,581,378
Reinvested
 dividends......           923           7,755
Shares redeemed.       (16,703)       (140,473)
                  ------------  --------------
Net increase....       291,868  $    2,448,660
                  ============  ==============

* Commencement of sale of respective class of shares

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


                                                         Federal Securities Fund
                       ---------------------------------------------------------------------------------------------------
                                          Class A                                           Class B
                       ------------------------------------------------  -------------------------------------------------
                              For the                  For the                  For the                   For the
                          six months ended            year ended            six months ended            year ended
                         September 30, 1999         March 31, 1999         September 30, 1999         March 31, 1999
                       -----------------------  -----------------------  -----------------------  ------------------------
                         Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                       ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold..........   1,078,867  $11,331,156     973,487  $10,707,321     577,874  $ 6,091,799   1,277,925  $ 14,167,962
Reinvested dividends.      65,614      687,283     222,232    2,436,734      38,367      403,291     144,050     1,582,721
Shares redeemed......    (589,988)  (6,187,253)   (712,743)  (7,892,874)   (654,291)  (6,884,353)   (693,466)   (7,686,412)
                       ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net increase
 (decrease)..........     554,493  $ 5,831,186     482,976  $ 5,251,181     (38,050) $  (389,263)    728,509  $  8,064,271
                       ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============
                         Federal Securities
                                Fund
                       -----------------------
                              Class II
                       -----------------------
                           For the period
                           June 1, 1999*
                              through
                         September 30, 1999
                       -----------------------
                         Shares      Amount
                       ----------  -----------
Shares sold..........      63,834  $   668,601
Reinvested dividends.         307        3,201
Shares redeemed......      (1,848)     (19,297)
                       ----------  -----------
Net increase.........      62,293  $   652,505
                       ==========  ===========
                                                         Diversified Income Fund
                       ---------------------------------------------------------------------------------------------------
                                          Class A                                           Class B
                       ------------------------------------------------  -------------------------------------------------
                              For the                  For the                  For the                   For the
                          six months ended            year ended            six months ended            year ended
                         September 30, 1999         March 31, 1999         September 30, 1999         March 31, 1999
                       -----------------------  -----------------------  -----------------------  ------------------------
                         Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                       ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold..........   1,784,674  $ 6,812,335   3,989,403  $15,974,448     599,164  $ 2,293,433   1,892,787  $  7,937,250
Reinvested dividends.     204,223      780,345     365,889    1,490,168     225,764      865,555     615,323     2,538,684
Shares redeemed......  (1,369,015)  (5,236,231) (2,435,211)  (9,859,556) (2,582,018)  (9,889,027) (6,554,005)  (26,364,632)
                       ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net increase
 (decrease)..........     619,882  $ 2,356,449   1,920,081  $ 7,605,060  (1,757,090) $(6,730,039) (4,045,895) $(15,888,698)
                       ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============
                         Diversified Income
                                Fund
                       -----------------------
                              Class II
                       -----------------------
                           For the period
                           June 1, 1999*
                              through
                         September 30, 1999
                       -----------------------
                         Shares      Amount
                       ----------  -----------
Shares sold..........      77,491  $   295,727
Reinvested dividends.       1,856        6,982
Shares redeemed......         --           --
                       ----------  -----------
Net increase.........      79,347  $   302,709
                       ==========  ===========

* Commencement of sale of respective class of shares

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)

                                                          High Income Fund
                  -------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                  --------------------------------------------------  ---------------------------------------------------
                          For the                   For the                   For the                   For the
                     six months ended             year ended             six months ended              year ended
                    September 30, 1999          March 31, 1998          September 30, 1999           March 31, 1998
                  ------------------------  ------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....   2,593,538  $ 16,925,102   6,086,279  $ 42,445,367   3,903,491  $ 25,589,158   13,399,499  $ 91,660,779
Reinvested
 dividends......     295,291     1,931,592     525,820     3,659,806     411,246     2,698,352      829,858     5,809,350
Shares redeemed.  (3,611,869)  (23,596,864) (3,324,718)  (23,428,228) (8,579,256)  (56,067,681) (11,559,609)  (82,094,160)
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net increase
 (decrease).....    (723,040) $ (4,740,170)  3,287,381  $ 22,676,945  (4,264,519) $(27,780,171)   2,669,748  $ 15,375,969
                  ==========  ============  ==========  ============  ==========  ============  ===========  ============
                                 High Income Fund
                  --------------------------------------------------
                                     Class II
                  --------------------------------------------------
                          For the                   For the
                     six months ended             year ended
                    September 30, 1999          March 31, 1999
                  ------------------------  ------------------------
                    Shares       Amount       Shares       Amount
                  ----------  ------------  ----------  ------------
Shares sold.....   1,614,130  $ 10,540,550   1,554,031  $ 10,802,791
Reinvested
 dividends......      40,555       264,916      38,156       258,431
Shares redeemed.  (1,064,046)   (6,874,698)   (218,224)   (1,519,068)
                  ----------  ------------  ----------  ------------
Net increase....     590,639  $  3,930,768   1,373,963  $  9,542,154
                  ==========  ============  ==========  ============
                                                      Tax Exempt Insured Fund
                  -------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                  --------------------------------------------------  ---------------------------------------------------
                          For the                   For the                   For the                   For the
                     six months ended             year ended             six months ended              year ended
                    September 30, 1999          March 31, 1999          September 30, 1999           March 31, 1998
                  ------------------------  ------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....     119,427  $  1,528,081     290,778  $  3,833,108     125,551  $  1,584,373      328,049  $  4,319,836
Reinvested
 dividends......      69,589       883,317     142,103     1,866,608      15,861       201,518       37,664       494,763
Shares redeemed.    (450,054)   (5,692,015) (1,046,604)  (13,732,604)   (269,346)   (3,425,992)    (463,939)   (6,104,868)
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net decrease....    (261,038) $ (3,280,617)   (613,723) $ (8,032,888)   (127,934) $ (1,640,101)     (98,226) $ (1,290,269)
                  ==========  ============  ==========  ============  ==========  ============  ===========  ============
                    Tax Exempt Insured
                           Fund
                  ------------------------
                         Class II
                  ------------------------
                      For the period
                       June 1, 1999*
                          through
                    September 30, 1999
                  ------------------------
                    Shares       Amount
                  ----------  ------------
Shares sold.....      25,562  $    324,283
Reinvested
 dividends......         172         2,152
Shares redeemed.      (1,404)      (17,801)
                  ----------  ------------
Net increase....      24,330  $    308,634
                  ==========  ============

* Commencement of sale of respective class of shares

SUNAMERICA INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- September 30, 1999 (unaudited) -- (continued)


Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established an uncommitted line of credit with the State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points with respect to the U.S. Government Securities Fund and Federal Securities Fund, and Federal Funds rate plus 125 basis points with respect to the Diversified Income Fund and the High Income Fund. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended September 30, 1999, High Income Fund had borrowings outstanding for 79 days under the line of credit and incurred $32,542 in interest charges related to these borrowings. The High Income Fund's average amount of debt under the line of credit for the days utilized was $2,481,191 at a weighted average interest of 6.00%. The Funds did not have any outstanding borrowings at September 30, 1999.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 1999, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $87,547, $10,406, $19,761, $27,393 and $23,969, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the six months ended September 30, 1999 expensed $4,081, $862, $1,074, $2,939 and $1,609, respectively, for the
  Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

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

[LOGO OF SUNAMERICA]

                                                                ---------------
                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                Kansas City, MO
                                                                Permit No. 2891
                                                                ---------------
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Trustees
   S. James Coppersmith
   Samuel M. Eisenstat
   Stephen J. Gutman
   Peter A. Harbeck
   Sebastiano Sterpa

Officers
   Peter A. Harbeck, President
   Michael Cheah, Vice President
   James T. McGrath, Vice President
   John Risner, Vice President
   Robert M. Zakem, Secretary
   Peter C. Sutton, Treasurer
   John T. Genoy, Assistant Treasurer
   Donna M. Handel, Assistant Treasurer
   Cheryl L. Hawthorne, Assistant Treasurer
   Peter E. Pisapia, Assistant Secretary
   Abbe P. Stein, Assistant Secretary

Investment Adviser
   SunAmerica Asset Management Corp.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Distributor
   SunAmerica Capital Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Shareholder Servicing Agent
   SunAmerica Fund Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Custodian and Transfer Agent
   State Street Bank and Trust Company
   P.O. Box 419572
   Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.

Distributed by:
SunAmerica Capital Services, Inc.

AIG Member of American International Group, Inc.